CLIFFORD                                           LIMITED LIABILITY PARTNERSHIP
CHANCE

                                [__] OCTOBER 2006

                      TURQUOISE CARD BACKED SECURITIES PLC
                                  as the Issuer

                                  HSBC BANK PLC
                                     as HSBC

                           TURQUOISE FUNDING 1 LIMITED
                          as the Loan Note Issuer No.1

                      TURQUOISE RECEIVABLES TRUSTEE LIMITED
                           as the Receivables Trustee

                                  HSBC BANK PLC
                         as the Arranger and as a Dealer

                                   ----------

                    DEED OF AMENDMENT AND RESTATEMENT TO THE
                       DEALER AGREEMENT DATED 23 MAY 2006

                                   ----------

                                    CONTENTS
CLAUSE                                                                      PAGE
------                                                                      ----

                                       -1-

CLIFFORD                                           LIMITED LIABILITY PARTNERSHIP
CHANCE

THIS DEED OF AMENDMENT is made on [__] October 2006

BETWEEN

(1)  TURQUOISE CARD BACKED SECURITIES PLC, a public limited liability company incorporated in England and Wales with company number 5506646 and whose registered office is at c/o Wilmington Trust SP Services (London) Limited
     Tower 42 (Level 11), 25 Old Broad Street, London EC2N 1HQ (the "ISSUER");

(2)  HSBC BANK PLC, a public limited liability company incorporated in England and Wales (registered number 14259) having its registered office at 8
     Canada Square, London E14 5HQ ("HSBC");

(3)  TURQUOISE FUNDING 1 LIMITED, a private limited liability company incorporated in Jersey, Channel Islands, with registration number 92327 and having its registered office at 26 New Street, St Helier, Jersey, JE2 3RA
     Channel Islands ("LOAN NOTE ISSUER NO.1");

(4)  TURQUOISE RECEIVABLES TRUSTEE LIMITED, a private limited company incorporated under the laws of Jersey, Channel Islands with company number
     92324 and having its registered office at 26 New Street, St. Helier,
     Jersey, JE2 3RA Channel Islands ("RECEIVABLES TRUSTEE"); and

(5)  HSBC BANK PLC as the "ARRANGER" pursuant to the Original Dealer Agreement
     (defined herein) and a "DEALER" pursuant to the Dealer Agreement (defined herein).

IT IS AGREED as follows:

1.   DEFINITIONS AND INTERPRETATION

1.1  DEFINITIONS

     In this Deed:

     "AMENDED AND RESTATED DEALER AGREEMENT" means the Original Dealer
     Agreement, as amended and restated by this Deed, on the terms set out in
     Schedule 1 hereto;

     "AMENDMENT AND RESTATEMENT DATE" means [__] October 2006 or such other date as the parties hereto may agree in writing;

     "MASTER DEFINITIONS SCHEDULE" means the Master Definitions Schedule dated
     23 may 2006 between, inter alios, Turquoise Card Backed Securities PLC,
     Turquoise Funding 1 Limited, Turquoise Receivables Trustee Limited and HSBC
     Bank PLC, as amended, varied, novated or supplemented from time to time;

     "ORIGINAL DEALER AGREEMENT" means the dealer agreement dated 23 May 2006 between, inter alios, Turquoise Card Backed Securities PLC, Turquoise
     Funding 1 Limited, Turquoise Receivables Trustee Limited and HSBC Bank PLC,
     as amended, varied, novated or supplemented from time to time up to (but not including) the Amendment and Restatement Date; and

CLIFFORD                                           LIMITED LIABILITY PARTNERSHIP
CHANCE

     "RELEVANT AMENDMENTS" means those amendments made or intended to be made to the Original Agreement pursuant to this Deed; and

     "TRANSACTION DOCUMENTS" has the meaning specified in the Master Definitions
     Schedule.

1.2  INCORPORATION OF DEFINED TERMS

     (a)  Unless a contrary indication appears, a term defined in the Amended and Restated Dealer Agreement has the same meaning in this Deed.

     (b)  The principles of construction set out in the Amended and Restated
          Dealer Agreement shall have effect as if set out in this Deed.

1.3  CLAUSES

     (a)  In this Deed any reference to a "Clause" or "Schedule" is, unless the context otherwise requires, a reference to a Clause or Schedule of this Deed.

     (b)  Clause and Schedule headings are for ease of reference only.

2.   AMENDMENT AND RESTATEMENT

     The parties hereto agree that, as from (and including) the Amendment and
     Restatement Date, and without prejudice to the terms of the Original Dealer
     Agreement governing the rights and obligations of the parties prior to the
     Amendment and Restatement Date, to the effect that such rights and obligations pursuant to the terms of the Original Dealer Agreement shall continue to be effective up to (but not including) the Amendment and
     Restatement Date, the Original Dealer Agreement shall be amended and restated and shall be read and construed as though it had been duly executed in the form of the Amended and Restated Dealer Agreement as set out in Schedule 1 hereto.

3.   CONSENT

     Notwithstanding any provision in the Original Dealer Agreement or the
     Transaction Documents, each of the parties hereto, upon execution of this
     Deed, hereby agrees and gives its express written consent to the Relevant
     Amendments.

4.   CONTINUITY AND FURTHER ASSURANCE

4.1  CONTINUING OBLIGATIONS

     The provisions of the Original Dealer Agreement shall, save as amended pursuant to this Deed, continue in full force and effect.

4.2  FURTHER ASSURANCE

     Each of the parties hereto shall, at the request of the other party and at its own expense, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Deed.

CLIFFORD                                           LIMITED LIABILITY PARTNERSHIP
CHANCE

5.   INCORPORATION OF TERMS

     The provisions of Clause 8 (Obligations as Corporation Obligations), Clause
     9 (Non-petition) and Clause 16 (Notices) of the Amended and Restated Dealer
     Agreement shall be incorporated into this Deed mutatis mutandis as if set out in full in this Deed.

6.   LAW AND JURISDICTION

6.1  GOVERNING LAW

     This Deed and all matters arising from or connected with it are governed by, and shall be construed in accordance with, English law.

6.2  ENGLISH COURTS

     The courts of England have exclusive jurisdiction to settle any dispute (a
     "DISPUTE"), arising from or connected with this Agreement (including a dispute regarding the existence, validity or termination of this Agreement)
     or the consequences of its nullity.

6.3  APPROPRIATE FORUM

     The parties agree that the courts of England are the most appropriate and convenient courts to settle any Dispute and, accordingly, that they will not argue to the contrary.

6.4  CONSENT TO ENFORCEMENT ETC.

     Each of the parties consents generally in respect of any Proceedings to the giving of any relief or the issue of any process in connection with such
     Proceedings including (without limitation) the making, enforcement or execution against any property whatsoever (irrespective of its use or intended use) of any order or judgment which is made or given in such
     Proceedings.

6.5  WAIVER OF IMMUNITY

     To the extent that any party hereto may in any jurisdiction claim for itself or its assets or revenues immunity from suit, execution, attachment
     (whether in aid of execution, before judgment or otherwise) or other legal process and to the extent that such immunity (whether or not claimed) may be attributed in any such jurisdiction to any party hereto or its respective assets or revenues, each party agrees not to claim and irrevocably waives such immunity to the full extent permitted by the laws of such jurisdiction.

7.   COUNTERPARTS

     This Deed may be executed in any number of counterparts, each of which shall be deemed an original. Any party may enter into this Deed by signing any such counterpart.

8.   RIGHTS OF THIRD PARTIES

     Without prejudice to the rights of any shareholder, officer, employee, agent or director to rely on Clauses 8 (Obligations as Corporate
     Obligations) and 9 (Non-Petition) of the Amended and Restated Dealer
     Agreement, a person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement.

CLIFFORD                                           LIMITED LIABILITY PARTNERSHIP
CHANCE

IN WITNESS WHEREOF, the parties hereto have caused this Deed to be executed and delivered by their duly authorised representatives as a deed on the day and year first before written.

CLIFFORD                                           LIMITED LIABILITY PARTNERSHIP
CHANCE

                                   SCHEDULE 1
                      AMENDED AND RESTATED DEALER AGREEMENT

                             DATED [__] OCTOBER 2006

                      TURQUOISE CARD BACKED SECURITIES PLC

                                 $10,000,000,000

                  TURQUOISE FUNDING MEDIUM TERM NOTE PROGRAMME

                                   ----------

                              AMENDED AND RESTATED
                                DEALER AGREEMENT

                                   ----------

                                    CONTENTS
CLAUSE                                                                      PAGE
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5.  Undertakings By The Issuer, The Loan Note Issuer And The
       Receivables Trustee...............................................    15
6.  Undertakings By The Issuer...........................................    16
7.  Representations And Warranties By The Issuer, HSBC, Loan Note

10. Covenants Of The Issuer, HSBC, Loan Note Issuer No.1 And The
       Receivables Trustee...............................................    35
11. Indemnity By The Issuer, HSBC, Loan Note Issuer No.1 And The

THIS DEALER AGREEMENT was made on 23 May 2006 and is amended and restated as at
[__] October 2006 pursuant to a deed of amendment dated [__] October 2006

BETWEEN

TURQUOISE CARD BACKED SECURITIES PLC, a public limited liability company incorporated in England and Wales with company number 5506646 and whose registered office is at c/o Wilmington Trust SP Services (London) Limited Tower
42 (Level 11), 25 Old Broad Street, London EC2N 1HQ (the "ISSUER");

HSBC BANK PLC, a public limited liability company incorporated in England and
Wales (registered number 14259) having its registered office at 8 Canada Square,
London E14 5HQ ("HSBC");

TURQUOISE FUNDING 1 LIMITED, a private limited liability company incorporated in
Jersey, Channel Islands, with registration number 92327 and having its registered office at 26 New Street, St Helier, Jersey, JE2 3RA Channel Islands
("LOAN NOTE ISSUER NO.1");

TURQUOISE RECEIVABLES TRUSTEE LIMITED, a private limited company incorporated under the laws of Jersey, Channel Islands with company number 92324 and having its registered office at 26 New Street, St. Helier, Jersey, JE2 3RA Channel
Islands ("RECEIVABLES TRUSTEE"); and

HSBC BANK PLC as the arranger (the "ARRANGER") and as a dealer (a "DEALER" and the expression "DEALERS" shall include any institution(s) appointed as a Dealer in accordance with Clause 17.1.2 (New Dealer) or Clause 17.1.3 (Dealer for a
Day), and save as specified herein, exclude any institutions(s) whose appointment as a Dealer has been terminated in accordance with Clause 17.1.1
(Termination) or which has resigned in accordance with Clause 17.2 (Resignation)
PROVIDED THAT where any such institution has been appointed as Dealer in relation to a particular Class or Sub-Class of Notes of a Series (as defined below) the expression "DEALER" or "DEALERS" shall only mean or include such institution in relation to such Class or Sub-Class).

WHEREAS

(A)   The Issuer has established a medium term note programme (the "PROGRAMME")
      for the issuance of notes from time to time (the "NOTES"), in connection with which the Issuer will enter into the Agency Agreement and the Issuer will execute and deliver the Trust Deed (and Trust Deed Supplement, as applicable) referred to below.

(B)   Notes may be issued on the basis that they may be admitted to listing, trading and/or quotation by one or more listing authorities, stock exchanges and/or quotation systems. The Issuer has made application for
      Notes issued under the Programme to be admitted to listing on the Official
      List of the Financial Services Authority (in its capacity as competent authority for the purposes of Part VI of the FSMA, the "UK LISTING
      AUTHORITY") and to trading on the Gilt Edged and Fixed Interest Market of the London Stock Exchange plc (the "LONDON STOCK EXCHANGE").

(C)   In connection with the Programme, the Issuer prepared a prospectus dated
      [__] October 2006, which constituted a Base Prospectus (defined below) for the purposes of Article 5.4 of the Prospectus Directive.

(D)   For the purpose of offering and selling Notes in circumstances which would require registration under the Securities Act (an "SEC REGISTERED NOTE
      ISSUANCE"), the Issuer has prepared and the Loan Note Issuer and the
      Receivables Trustee have filed with the US Securities and Exchange
      Commission (the "SEC") a Registration Statement on Form S-3 (File No. 333
      - 136826) in respect of the Notes, which includes a prospectus and the form of US Prospectus Supplement.

(E)   Notes issued under the Programme may be issued either (1) pursuant to the
      Base Prospectus (as defined below) describing the Programme and associated
      Prospectus Supplement/Final Terms (as defined below) describing the final terms of the particular Series of Notes or (2) pursuant to a Drawdown
      Prospectus (as defined below) containing all information relevant to the particular Series of Notes; PROVIDED THAT in the case of an SEC Registered
      Note Issuance, the offer and sale of the corresponding Notes will be made only pursuant to a US Prospectus.

(F)  In connection with any offer and sale of a Series of Notes, the Issuer will prepare (1) a set of Preliminary Prospectus Supplement/Final Terms (as
     defined below); (2) a Pricing Annex (as defined below); and (3) a set of
     Prospectus Supplement/Final Terms (as defined below).

(G)  The parties wish to record the arrangements agreed between them in relation to the issue by the Issuer and the subscription by Dealers from time to time of Notes issued under the Programme.

IT IS AGREED as follows:

1.    INTERPRETATION

1.1   Definitions

      All terms and expressions which have defined meanings in the Base
      Prospectus shall have the same meanings in this Agreement except where the context requires otherwise or unless otherwise stated. In addition, in this Agreement the following expressions have the following meanings:

      this "AGREEMENT" includes any amendment or supplement hereto (including any confirmation or agreement given or executed pursuant to Clause 25.1(b)
      (New Dealer) or Clause 25.1(c) (Dealer for a Day) whereby an institution becomes a Dealer hereunder but excluding any Relevant Agreement) and the expressions "herein" and "hereto" shall be construed accordingly;

      "APPLICABLE TIME" with respect to any Series of Notes, has the meaning set forth in the related Subscription Agreement;

      "AUTHORISED AMOUNT" means, at any time, the amount of $10,000,000,000 subject to any increase as may have been authorised pursuant to Clause 26
      (Increase in Authorised Amount);

      "BASE PROSPECTUS" means all of the following: (i) the draft base prospectus prepared in connection with the Programme a copy of which is attached as Schedule 9 hereto and (ii) the base prospectus dated [__]
      October 2006 prepared in connection with the Programme which constitutes a base prospectus for the purposes of Article 5.4 of the Prospectus
      Directive, as revised, supplemented and/or amended from time to time by the Issuer in accordance with Clause 14.8 (Updating of the Base
      Prospectus) including any documents which are from time to time incorporated in the Base Prospectus by reference except that:

      (a)  in relation to each Series of Notes, only the applicable Prospectus
           Supplement/Final Terms shall be deemed to be included in the Base
           Prospectus; and

      (b)  for the purposes of Clause 15 (Representations and Warranties by the
           Issuer, HSBC, Loan Note Issuer No.1 and the Receivables Trustee) in
           respect of the date upon which the Relevant Agreement is made and the Issue Date, the Base Prospectus means the Base Prospectus as at the date of the Relevant Agreement, but not including any subsequent revision, supplement or amendment to it or incorporation of information in it;

      "CLOSING DATE" has the meaning given in the relevant Prospectus
      Supplement/Final Terms;

      "DISCLOSURE PACKAGE" with respect to any Series of Notes, has the meaning set forth in the related Subscription Agreement;

      "DOCUMENTS" means the Trust Deed, any applicable Trust Deed Supplement, the Agency Agreement, Note Master Framework Agreement, the Receivables
      Trust Deed and Servicing Agreement and the Security Trust Deed (as each document may be amended, restated or supplemented from time to time);

      "DRAWDOWN PROSPECTUS" means a prospectus relating to a particular Series of Notes to be issued under the Programme, which has been approved by the relevant competent authority of a Member State in accordance with the
      Prospectus Directive and relevant implementing measures and which shall include all information included or incorporated by reference therein;

      "EC MONEY LAUNDERING DIRECTIVE" means Directive 2001/97/EC of the European
      Parliament and of the Council of 4 December 2001 amending Council
      Directive 91/308/EEC on Prevention of the Use of the Financial System for
      the Purpose of Money Laundering;

      "EFFECTIVE DATE" shall mean (i) each date that the Registration Statement or the most recent post-effective amendment or amendments thereto, if any, became or become effective under the Securities Act; or (ii) each date which, pursuant to Rule 430B

      under the Securities Act, is deemed to be a new effective date of the
      Registration Statement;

      "EVENT OF DEFAULT" means one of those circumstances described in Condition
      11 (Events of Default);

      "EXCHANGE ACT" means the United States Securities Exchange Act of 1934;

      "EXECUTION TIME" means the date and time that this Agreement or any
      Relevant Agreement is executed and delivered by the parties hereto or thereto;

      "FINAL DISCHARGE DATE" means the date on which the Trustee notifies the
      Issuer that it is satisfied that all amounts secured pursuant to the Trust
      Deed and/or all other moneys and other liabilities due or owing by the
      Issuer have been paid or discharged in full;

      "FINAL OFFERING DOCUMENT" with respect to any Series of Notes, means the related set of Prospectus Supplement/Final Terms, together with the accompanying Base Prospectus;

      "FSMA" means the Financial Services and Markets Act 2000;

      "IFRS" means International Financial Reporting Standards in force as at the Issue Date of the relevant Series of Notes;

      "INSOLVENCY OFFICIAL" means, in connection with any Insolvency
      Proceedings, in relation to a company a liquidator, provisional liquidator, administrator, administrative receiver, receiver or manager, nominee, supervisor, trustee, conservator, guardian or other similar official in respect of such company or in respect of all (or substantially all) of the company's assets or in respect of any arrangement or composition with creditors;

      "INSOLVENCY PROCEEDINGS" means, in respect of a company, the winding-up, dissolution or administration of such company or any equivalent or analogous proceedings under the law of the jurisdiction in which such company is incorporated or of any jurisdiction in which such company carries on business including the seeking of liquidation, winding-up, reorganisation, dissolution, administration, arrangement, adjustment, protection or relief of debtors;

      "ISSUE DATE" has, with respect to any Notes issued under the Programme, the meaning ascribed to such term in the Relevant Agreement corresponding to such Notes;

      "LONDON STOCK EXCHANGE" means the London Stock Exchange plc's Gilt Edged and Fixed Interest Market or any other body to which its functions have been transferred;

      "LOSS" means any liability, damages, cost properly incurred, loss, demand or expense (including, without limitation, legal fees, costs and expenses reasonably incurred);

      "MANDATED DEALER" means, in relation to a Relevant Agreement which is made between the Issuer and more than one Dealer, the institution specified as such or as the Lead Dealer in the relevant Prospectus Supplement/Final
      Terms or in the relevant

      Drawdown Prospectus and/or in such Relevant Agreement; and, in relation to a Relevant Agreement which is made between the Issuer and a single Dealer, such Dealer;

      "NOTE MASTER FRAMEWORK AGREEMENT" means the master framework agreement dated 23 May 2006 entered into by, inter alios, the Issuer and the Note
      Trustee;

      "OBLIGATIONS" means all of the obligations of the Issuer, the Loan Note
      Issuer No.1 and the Receivables Trustee, as applicable, created by or arising under any Series of Notes and the Relevant Documents;

      "PRELIMINARY DRAWDOWN PROSPECTUS" means a Drawdown Prospectus in draft form which may be circulated to potential investors;

      "PRELIMINARY OFFERING DOCUMENT" with respect to any Series of Notes means the related set of Preliminary Prospectus Supplement/Final Terms together with the accompanying Base Prospectus;

      "PRELIMINARY PROSPECTUS SUPPLEMENT/FINAL TERMS" means the draft Prospectus
      Supplement/Final Terms attached as Schedule 8;

      "PRICING ANNEX" means a term sheet substantially in the form set out in
      Schedule 7 (Form of Pricing Annex) hereto;

      "PROSPECTUS DIRECTIVE" means Directive 2003/71/EC;

      "PROSPECTUS RULES" means:

      (a)  in the case of Notes which are, or are to be, admitted to the
           Official List and admitted to trading on the London Stock Exchange, the prospectus rules made under the FSMA; and

      (b)  in the case of Notes which are, or are to be, listed on a Stock
           Exchange other than the London Stock Exchange, the legal provisions and/or the rules and regulations relating to prospectuses for the time being in force for that Stock Exchange;

      "PROSPECTUS SUPPLEMENT/FINAL TERMS" means the Prospectus Supplement/Final
      Terms document substantially in the form set out in the Base Prospectus which will be completed at the time of the agreement to issue each Series of Notes and which will constitute final terms for the purposes of Article
      5.4 of the Prospectus Directive;

      "REGISTRATION STATEMENT" means the registration statement referred to in recital "(D)" to this Agreement, including all exhibits thereto and any material incorporated therein by reference, as amended at the Effective
      Date;

      "RECEIVER" means any receiver, manager, receiver or administrative receiver appointed in respect of the Issuer by the Note Trustee in accordance with the Trust Deed;

      "RELATED PARTY" means, in respect of any person, any affiliate of that person or any officer, director, employee or agent of that person or any such affiliate or any person by whom any of them is controlled for the purposes of the Securities Act;

      "RELEVANT AGREEMENT" means an agreement in writing between the Issuer and any Dealer(s) for the issue by the Issuer and the subscription by such
      Dealer(s) (or on such other basis as may be agreed between the Issuer and the relevant Dealer(s) at the relevant time) of any Notes and shall include, without limitation, any agreement in the form or based on the form set out in Schedule 3 (Pro Forma Subscription Agreement);

      "RELEVANT DEALER(S)" means, in relation to a Relevant Agreement, the
      Dealer(s) which is/are party to that Relevant Agreement;

      "RELEVANT DOCUMENTS" means the Trust Deed Supplement, the relevant Loan
      Note Supplement, the relevant RTDSA Supplement, the relevant Prospectus
      Supplement/Final Terms and any applicable Relevant Agreement;

      "SECURITIES ACT" means the United States Securities Act of 1933;

      "SERIES" means those Notes of the same class and with the same terms and conditions issued in accordance with a particular Prospectus
      Supplement/Final Terms;

      "STABILISING DEALER" means, in relation to any Series, the Dealer specified as the Stabilising Dealer in the relevant Prospectus
      Supplement/Final Terms or the relevant Drawdown Prospectus relating to such Series;

      "STOCK EXCHANGE" means the London Stock Exchange and/or any other or future stock exchanges or markets or quotation systems by which any Notes may from time to time be admitted to listing, trading and/or quotation, and references in this Agreement to the "RELEVANT STOCK EXCHANGE" shall, in relation to any Notes, be references to the listing authorities, stock exchanges or quotation systems by which such Notes are from time to time, or are intended to be, admitted to listing, trading and/or quotation as may be specified in the relevant Prospectus Supplement/Final Terms;

      "SUBSCRIPTION AGREEMENT" means each subscription agreement in the form or based on the form set out in Schedule 3 (Pro Forma Subscription
      Agreement);

      "TERMS AND CONDITIONS" means, in relation to any Series (i) the terms and conditions applicable to such Notes set out in the Base Prospectus as amended, supplemented and/or replaced by the relevant Prospectus
      Supplement/Final Terms, (ii) the terms and conditions applicable to such
      Notes contained in the Drawdown Prospectus; and any reference to a numbered "CONDITION" is to the correspondingly numbered provision thereof, or (iii) in the case of an SEC Registered Note Issuance, the terms and conditions applicable to such Notes as set out in the US Prospectus used in connection with the offer and sale of such Notes;

      "TRANSPARENCY DIRECTIVE" means the Directive 2004/104/EC approved on 15
      December 2004 by the European Parliament and the Council on the
      harmonisation of

      transparency requirements with regard to information about issues whose securities are admitted to trading on a regulated market and amending
      Directive 2001/31/EC;

      "UKLA" means the UK Listing Authority, which is the Financial Services
      Authority in its capacity as the competent authority for the purposes of
      Part VI of the FSMA;

      "US PROSPECTUS" means the prospectus filed with the SEC as part of the
      Registration Statement, in the form most recently revised and filed with the SEC pursuant to Rule 424(b), together with the corresponding US
      Prospectus Supplement;

      "US PROSPECTUS SUPPLEMENT" means (i) any prospectus supplement relating to the Notes to be filed or filed with the SEC pursuant to Rule 424(b) under the Securities Act; and (ii) information in any current or periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act that is incorporated or deemed incorporated by reference into, or included in, the prospectus that is part of the Registration Statement as from time to time amended;

      "VAT" means, and shall be construed as a reference to, value added tax as imposed by VATA and related legislation, and includes any tax of a similar fiscal nature, whether imposed in the United Kingdom (instead of or in addition to VAT) or elsewhere; and

      "VATA" means the Value Added Tax Act 1994.

1.2   Clauses and Schedules

      Any reference in this Agreement to a Clause, a Sub-Clause or a Schedule is, unless otherwise stated, to a clause or sub-clause hereof or a schedule hereto.

1.3   Legislation

      Any reference in this Agreement to any legislation (whether primary legislation or regulations or other subsidiary legislation made pursuant to primary legislation) shall be construed as a reference to such legislation as the same may have been, or may from time to time be, amended or re-enacted.

1.4   Other agreements

      Subject to Clause 14.7 (Incorporation, supplements and amendments) and save as set out in the exception to the definition of "BASE PROSPECTUS"
      above, all references in this Agreement to an agreement, instrument or other document (including the Agency Agreement, the Trust Deed (and Trust
      Deed Supplement, as applicable), the Base Prospectus and each, if any,
      Drawdown Prospectus) shall be construed as a reference to that agreement, instrument or other document as the same may be amended, supplemented, replaced or novated from time to time.

1.5   Headings

      Headings and sub-headings are for ease of reference only and shall not affect the construction of this Agreement.

2.    ISSUING NOTES

2.1   Basis of agreements to issue; uncommitted facility

      The Issuer and the Dealers agree that any Notes which may from time to time be agreed between the Issuer and any Dealer(s) to be issued by the
      Issuer and subscribed by such Dealer(s) shall be issued and subscribed for on the basis of, and in reliance upon, the representations, warranties, undertakings and indemnities made or given or provided to be made or given pursuant to the terms of this Agreement. Unless otherwise agreed, neither the Issuer nor any Dealer(s) is, are or shall be under any obligation to issue or subscribe for any Notes.

2.2   Procedures

      Upon the conclusion of any Relevant Agreement and subject as provided in
      Clause 11.1 (Conditions Precedent to First Issue of Notes):

      2.2.1 Confirmation of terms by Mandated Dealer: the Mandated Dealer(s)
            shall promptly confirm the terms of the Relevant Agreement to the
            Issuer and HSBC in writing;

      2.2.2 Preparation of Prospectus Supplement/Final Terms or a Drawdown
            Prospectus: the Issuer will prepare for approval (such approval not to be unreasonably withheld or delayed) by the Mandated Dealer(s)
            and execution on behalf of the Issuer:

            (a)   Prospectus Supplement/Final Terms in relation to the relevant
                  Notes;

            (b)   a Drawdown Prospectus in relation to the relevant Notes; or

            (c)   in the case of an SEC Registered Note Issuance, a US
                  Prospectus or US Prospectus Supplement, as applicable, in
                  relation to the relevant Notes;

      2.2.3 Issue of Notes: the Issuer shall on the agreed Issue Date of the relevant Notes procure the issue of such Notes in the relevant form
            (subject to amendment and completion) and shall procure their delivery to or to the order of the Relevant Dealer(s);

      2.2.4 Payment of net proceeds: the Relevant Dealer(s) shall for value on the agreed Issue Date of the relevant Notes procure the payment to the Issuer of the net proceeds of the issue of the Notes (namely, the agreed issue price thereof less any agreed commissions, concessions or other agreed deductibles due to be paid by the
            Issuer);

      2.2.5 Single Dealer Drawdown: where a single Dealer has agreed with the
            Issuer to subscribe a particular Class or Sub-Class of Notes of a
            Series pursuant to this Clause 2 (Issuing Notes), if requested by the Relevant Dealer in relation to such Notes the Issuer and the
            Relevant Dealer shall enter into a subscription agreement based on the form set out in Schedule 3 (Pro Forma Subscription Agreement) or
            such other form as may be agreed between the Issuer and the Relevant
            Dealer;

      2.2.6 Syndicated Drawdown: where more than one Dealer has agreed with the
            Issuer to subscribe a particular Class or Sub-Class of Notes of a
            Series pursuant to this Clause 2 (Issuing Notes), unless otherwise agreed between the Issuer and the Relevant Dealers:

            (a)   the obligations of the Relevant Dealers so to subscribe the relevant Notes shall be joint and several; and

            (b)   in relation to such Notes the Issuer and the Relevant Dealers shall enter into a subscription agreement in the form or based on the form set out in Schedule 3 (Pro Forma Subscription
                  Agreement) or such other form as may be agreed between the
                  Issuer and the Relevant Dealers.

3.    CONDITIONS PRECEDENT

3.1   Conditions precedent to first issue of Notes

      Before any Notes may be issued under the Programme, each Dealer must have received and found satisfactory all of the documents and confirmations described in Schedule 2 (Initial Conditions Precedent). Each Dealer will be deemed to have received and found satisfactory all of such documents and confirmations unless, within five London business days of receipt of such documents and confirmations, it notifies the Issuer and the other
      Dealers to the contrary. The obligations of the Dealers under Clause
      10.2(d) (Payment of Net Proceeds) are conditional upon each Dealer having received and found satisfactory (or being deemed to have received and found satisfactory) all of the documents and confirmations described in
      Schedule 2 (Initial Conditions Precedent).

3.2   Conditions precedent to any issue of Notes

      In respect of any issue of Notes under the Programme, the obligations of the Relevant Dealer(s) under Clause 10.2(d) (Payment of Net Proceeds) are conditional upon:

      3.2.1 Execution and delivery of the US Prospectus, Prospectus
            Supplement/Final Terms (or a Drawdown Prospectus) and Note
            Certificates: the relevant US Prospectus, Prospectus
            Supplement/Final Terms (or, as the case may be, Drawdown Prospectus)
            and the relevant Note Certificates having been executed and delivered by the Issuer in accordance with the terms of this
            Agreement, the Relevant Agreement and the Agency Agreement in the
            respective forms agreed between the Issuer and the Relevant
            Dealer(s);

      3.2.2 In the case of an SEC Registered Note Issuance:

            (a)   Effective Registration Statement: the Registration Statement,
                  or any post-effective amendment thereto, having become
                  effective before the Execution Time of the Relevant Agreement, or, if it hasn't and the Relevant Dealers so agree in writing, its becoming effective no later than (i) 6:00 p.m. (New York
                  City time) on the date of determination of the public offering price of the relevant Notes, if such determination occurred at or before 3:00 p.m. (New York City time) on such date, or

                  (ii) 12:00 noon on the business day following the date on
                  which the public offering price was determined, if such
                  determination occurred after 3:00 p.m. (New York City time) on such date;

            (b)   No stop order: no stop order suspending the effectiveness of the Registration Statement having been issued, and no
                  proceedings for that or similar purpose having been instituted or threatened by the SEC or by any authority administering any state securities laws;

            (c)   Filings: if pursuant to Rule 430B or Rule 424(b) under the
                  Securities Act such filing is required in respect of the Notes to be issued on the Issue Date, a US Prospectus, or US
                  Prospectus Supplement, as applicable, having been filed in compliance with the provisions of such Rule;

      3.2.3 No material adverse change: since the date of the Relevant
            Agreement, there having been no adverse change, or any development reasonably likely to involve an adverse change, in the condition
            (financial or other) or general affairs of the Issuer, HSBC, the
            Receivables Trustee or the Loan Note Issuer No.1 that is material in the context of the issue of the relevant Notes;

      3.2.4 Accuracy of representations and warranties: the representations and warranties by the Issuer, HSBC, the Receivables Trustee and Loan
            Note Issuer No.1 contained herein or in any Relevant Agreement being true and accurate on the date of the Relevant Agreement and on each date on which they are deemed to be repeated with reference in each case to the facts and circumstances then subsisting;

      3.2.5 No breach: the Issuer, HSBC, the Receivables Trustee and the Loan
            Note Issuer No.1 not being in breach of this Agreement, the Relevant
            Agreement or any Relevant Document relevant to a proposed issue of
            Notes;

      3.2.6 Force majeure: there having been, since the date of the Relevant
            Agreement and in the reasonable opinion of the Mandated Dealer (or, if only one Relevant Dealer, the reasonable opinion of the Relevant
            Dealer), after consultation with the Issuer as may be reasonably practicable in the circumstances, no such change in national or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in its view, be likely to prejudice materially the success of the offering and distribution of the Notes or dealings in the Notes in the secondary market;

      3.2.7 No adverse change of rating: on or prior to the closing date for the issue of Notes contemplated by the Relevant Agreement, the delivery to the Mandated Dealer (or, if only one Relevant Dealer, the delivery to the Relevant Dealer) of unconditional confirmation from each of the Rating Agencies in the form acceptable to the Mandated
            Dealer (or, if only one Relevant Dealer, in the form acceptable to the Relevant Dealer) that upon issue the Notes contemplated by the
            Relevant Agreement are expected to be rated as

            previously agreed between the Issuer and the Mandated Dealer (or the Relevant Dealer, as applicable);

      3.2.8 Listing: in respect of any issue of Notes which are to be admitted to listing, trading and/or quotation by any Stock Exchange, the
            Mandated Dealer having received confirmation that the relevant Notes have, subject only to the execution, authentication and delivery of the relevant global note certificates, been admitted to listing, trading and/or quotation by the relevant Stock Exchange;

      3.2.9 Certificate: if there is more than one Relevant Dealer, a certificate dated as at the relevant Issue Date signed by a director or other equivalent senior officer of:

            (a)   the Issuer to the effect that to the best of its knowledge and belief:

                  (i)   the information relating to the Issuer contained in the
                        Base Prospectus, or the US Prospectus, as applicable, is
                        complete and accurate and does not omit any material
                        information in relation to the Issuer which would
                        require the Base Prospectus, or the US Prospectus, as
                        applicable, to be supplemented or updated;

                  (ii)  the representations and warranties made by the Issuer pursuant to Clause 6 (Representations and Warranties by
                        the Issuer, HSBC, Loan Note Issuer No.1 and the
                        Receivables Trustee) are true and correct in all
                        material respects;

                  (iii) the Issuer is in compliance with its undertakings under
                        Clause 6 (Undertakings by the Issuer); and

                  (iv)  the certified copies of the constitutive documents of the Issuer submitted under Clause 3.1 (Conditions
                        precedent to first issue of Notes) on the first issue or
                        any subsequent issue of Notes, as applicable, under the
                        Programme are accurate and up-to-date (and, to the
                        extent any such constitutive documents have changed
                        since the first issue or any subsequent issue, as
                        applicable, they have been updated).

            (b)   HSBC to the effect that to the best of its knowledge and
                  belief:

                  (i)   the information relating to HSBC contained in the Base
                        Prospectus, or the US Prospectus, as applicable, is
                        complete and accurate and does not omit any material
                        information in relation to HSBC which would require the
                        Base Prospectus, or the US Prospectus, as applicable, to
                        be supplemented or updated;

                  (ii)  the representations and warranties made by HSBC pursuant to Clause 15 (Representations and Warranties by the
                        Issuer, HSBC,

                        Loan Note Issuer No.1 and the Receivables Trustee) are
                        true and correct in all material respects; and

                  (iii) the certified copies of the constitutive documents of
                        HSBC submitted under Clause 11.1 (Conditions Precedent
                        to First Issue of Notes) on the first issue or any
                        subsequent issue of Notes, as applicable, under the
                        Programme are accurate and up-to-date (and, to the
                        extent any such constitutive documents have changed
                        since the first issue or any subsequent issue, as
                        applicable, they have been updated).

            (c)   the Receivables Trustee to the effect that to the best of its knowledge and belief:

                  (i)   the information relating to the Receivables Trustee
                        contained in the Base Prospectus, or the US Prospectus,
                        as applicable, is complete and accurate and does not
                        omit any material information in relation to the
                        Receivables Trustee in the context of the issue of the
                        Notes which would require the Base Prospectus, or the US
                        Prospectus, as applicable, to be supplemented or
                        updated;

                  (ii)  the representations and warranties made by the
                        Receivables Trustee pursuant to Clause 15
                        (Representations and Warranties by the Issuer, HSBC,
                        Loan Note Issuer No.1 and the Receivables Trustee) are
                        true and correct in all material respects; and

                  (iii) the certified copies of the constitutive documents of the Receivables Trustee submitted under Clause 11.1
                        (Conditions Precedent to First Issue of Notes) on the
                        first issue or any subsequent issue of Notes, as
                        applicable, under the Programme are accurate and
                        up-to-date (and, to the extent any such constitutive
                        documents have changed since the first issue or any
                        subsequent issue, as applicable, they have been
                        updated).

            (d)   the Loan Note Issuer No.1 to the effect that to the best of its knowledge and belief:

                  (i)   the information relating to the Loan Note Issuer No.1
                        contained in the Base Prospectus, or the US Prospectus,
                        as applicable, is complete and accurate and does not
                        omit any material information in relation to the Loan
                        Note Issuer No.1 in the context of the issue of the
                        Notes which would require the Base Prospectus, or the US
                        Prospectus, as applicable, to be supplemented or
                        updated;

                  (ii)  the representations and warranties made by the Loan Note
                        Issuer No.1 pursuant to Clause 15 (Representations and
                        Warranties by the Issuer, HSBC, Loan Note Issuer No.1
                        and the Receivables Trustee) are true and correct in all
                        material respects; and

                  (iii) the certified copies of the constitutive documents of the Loan Note Issuer No.1 submitted under Clause 11.1
                        (Conditions Precedent to First Issue of Notes) on the
                        first issue or any subsequent issue of Notes, as
                        applicable, under the Programme are accurate and
                        up-to-date (and, to the extent any such constitutive
                        documents have changed since the first issue or any
                        subsequent issue, as applicable, they have been
                        updated).

      3.2.10   Calculations or determinations: any calculations or
               determinations which are required by the Terms and Conditions of the relevant Notes to be made prior to the date of issue of such
               Notes having been duly made;

      3.2.11   Legal opinions and comfort letters, etc.: the Mandated Dealer having received such legal opinions and comfort letters as may be required to be delivered pursuant to Clauses 14.12 (Legal
               Opinions) and 14.13 (Auditors' Comfort Letters) and such other opinions, documents, certificates, agreements or information specified in the Relevant Agreement as being conditions precedent to the subscription of the relevant Notes (in each case in a form satisfactory to the Mandated Dealer);

      3.2.12   U.S. Tax Treatment Opinion: the Mandated Dealer having received a
               US tax opinion regarding the tax treatment of each Series of
               Notes to be issued;

      3.2.13   Authorised Amount: the Issuer not issuing Notes under the
               Programme which will cause the outstanding amount of Notes to exceed the Authorised Amount, as may be amended from time to time;

      3.2.14   UKLA listing issues: in the case of Notes which are intended to be admitted to trading on a regulated market of an European
               Economic Area stock exchange or offered to the public in an
               European Economic Area Member State on or after the relevant implementation date:

               (a)   the Specified Denominations being (euro)50,000 or more, or its equivalent in another currency;

               (b)   the Base Prospectus having been approved as a base
                     prospectus by the UKLA (in the case of a Base Prospectus
                     approved by the UKLA) and filed with the UKLA and having
                     been published in accordance with the Prospectus Directive;
                     and

               (c)   either (A) there being no significant new factor, material mistake or inaccuracy relating to the information included in the Base Prospectus which is capable of affecting the
                     assessment of the Notes which are intended to be listed or
                     (B) if there is such a significant new factor, material
                     mistake or inaccuracy, a supplement to the Base Prospectus having been published in accordance with the Prospectus
                     Directive; and

      3.2.15   Inaccuracy or mistakes: in the case of an SEC Registered Note
               Issuance, (A) there being no significant new factor, material mistake or inaccuracy relating

               to the information included in the US Prospectus which is capable of affecting the assessment of the Notes which are intended to be listed or (B) if there is such a significant new factor, material mistake or inaccuracy, a supplement to the US Prospectus or an amendment to the Registration Statement having been filed in accordance with the relevant legislation.

3.3   Waiver of conditions precedent

      The Mandated Dealer may, in its absolute discretion, waive any of the conditions contemplated in Clause 11.1 (Conditions Precedent to First
      Issue of Notes) and Clause 11.2 (Conditions Precedent to Any Issue of
      Notes) by notice in writing to the Issuer, subject to the following provisions:

      3.3.1 Authorised Amount: it may not waive the condition contained in
            Clause 11.2(l) (Authorised Amount) or the condition contained in
            Clause 11.2(n);

      3.3.2 Relevant Agreement: any such waiver shall apply to such conditions only as they relate to the Notes the subject of the Relevant
            Agreement;

      3.3.3 Relevant Dealers: where there is more than one Dealer party to the
            Relevant Agreement, any such waiver shall be given on behalf of the other Dealer(s) party to the Relevant Agreement in question;

      3.3.4 Specific waiver: any condition so waived shall be deemed to have been satisfied as regards such Dealer(s) alone and only for the purposes specified in such waiver.

3.4   Termination of Relevant Agreement

      If any of the conditions contemplated in Clause 11.1 (Conditions
      Precedent to First Issue of Notes) and Clause 11.2 (Conditions
      Precedent to Any Issue of Notes) is not satisfied or, as the case may be, waived by the Mandated Dealer on or before the Issue Date of any relevant Notes, the Mandated Dealer shall, subject as mentioned below, be entitled to terminate the Relevant Agreement and, in that event, the parties to such Relevant Agreement shall be released and discharged from their respective obligations thereunder (except for any rights or liabilities which may have arisen pursuant to Clause 12
      (Undertaking and Indemnity by the Dealers), Clause 6 (Undertaking by
      the Issuer), Clause 15 (Representations and Warranties by the Issuer,
      HSBC, Loan Note Issuer No.1 and the Receivables Trustee), Clause 16
      (Obligations as Corporate Obligations), Clause 17 (Non-Petition),
      Clause 18 (Covenant of the Issuer, HSBC, Loan Note Issuer No.1 and the
      Receivables Trustee) and Clause 19 (Indemnity of the Issuer, HSBC,
      Loan Note Issuer No.1 and the Receivables Trustee) of this Agreement or any liability of the Issuer (under the terms of the Relevant
      Agreement) incurred prior to or in connection with such termination).

3.5   Stabilising

      In connection with the issue of any Series of Notes, the Dealer or
      Dealers (if any) named as the Stabilising Manager(s) in the relevant
      Prospectus Supplement/Final Terms (or persons acting on behalf of any
      Stabilising Manager(s)) may over-allot Notes (provided that, in the case of any Notes to be admitted to trading on the

      regulated market of the London Stock Exchange, the aggregate principal amount of Notes allotted does not exceed 105 per cent. of the aggregate principal amount of the relevant Notes) or effect transactions with a view to supporting the market price of the Notes at a level higher than that which might otherwise prevail. However, there is no assurance that the Stabilising Manager(s) (or persons acting on behalf of a Stabilising Manager) will undertake
      stabilisation action. Any stabilisation action may begin at any time after the date on which adequate public disclosure of the final terms of the offer of the relevant Notes is made and, if begun, may be ended at any time, but it must end no later than the earlier of 30 days after the issue date of the relevant Notes and 60 days after the date of the allotment of the relevant Notes. Such stabilising shall be conducted in accordance with all applicable laws and rules. Any loss or profit sustained as a consequence of any such over-allotment or stabilising shall, as against the Issuer, be for the account of the
      Stabilising Dealer.

4.    UNDERTAKINGS AND INDEMNITY BY THE DEALERS

4.1   Each of the Dealers, severally:

      4.1.1 acknowledges, undertakes, warrants and represents to the Issuer in the terms set out in Schedule 1 (Selling Restrictions); and

      4.1.2 undertakes to the Issuer, HSBC, Loan Note Issuer No.1 and the
            Receivables Trustee, respectively, that it will not make any representation or provide any information regarding the Issuer,
            HSBC, Loan Note Issuer No.1, the Receivables Trustee or the Notes
            save (i) as contained in the Base Prospectus or US Prospectus, or any Preliminary Prospectus Supplement/Final Terms and Prospectus
            Supplement/Final Terms (or Preliminary Drawdown Prospectus and
            Drawdown Prospectus) (or in any further supplement or amendment thereto published after the date hereof), or (ii) which is in the public domain and which it would be reasonable for the Dealers to distribute, or (iii) as approved for such purpose by the Issuer,
            HSBC, Loan Note Issuer No.1 and the Receivables Trustee respectively or which is a matter of public knowledge.

4.2   each dealer shall indemnify and hold harmless the issuer, HSBC, loan note issuer no.1 and the receivables trustee and their respective directors, employees and affiliates from and against any and all losses, liabilities, costs, claims, damages, expenses or demands (or action in respect thereof)
      which any of them may incur or which may be made against any of them, in relation to or in connection with any inaccuracy of any representation and warranty or any breach or alleged breach of any undertaking or agreement by such dealer or any of its agents in this agreement and will immediately reimburse on demand each of the issuer, HSBC, loan note issuer no.1 and the receivables trustee for all costs, charges and expenses which any of them may reasonably pay or properly incur in connection with investigating, disputing or defending any action or claim as such costs, charges and expenses are incurred. this indemnity will be in addition to any liability which any dealer may otherwise havE.

5.    UNDERTAKINGS BY THE ISSUER, THE LOAN NOTE ISSUER AND THE RECEIVABLES
      TRUSTEE

      Each of the Issuer, the Loan Note Issuer and the Receivables Trustee
      undertakes to the Dealers (and in the case of Clause 5.1 and 5.4 only, undertakes to each other) as follows:

5.1   Rule 424(b) filings: each time that, pursuant to Rule 424(b) under the securities act, a filing is required in respect to notes to be issued under the programme, it will file, or cause to be filed, with the sec, within the time period prescribed by Rule 424(b) and otherwise in compliance with such rule, a US Prospectus or US Prospectus supplement, as applicable, and will promptly advise, and provide evidence satisfactory to the mandated dealer, of such filing;

5.2   Certain sec notices: it will promptly advise the mandated dealers of, on becoming aware of same, (i) any proposal to amend or supplement the registration statement or the US Prospectus and it will not effect such amendment or supplement without the consent of the mandated dealers (which consent will not be unreasonably withheld or delayed); (ii) any request by the sec for any amendment or supplement to the registration statement or the US Prospectus or for any additional information; (iii) the issuance by the sec of any stop order suspending the effectiveness of the registration statement or the institution or threat of any proceeding for such purpose;
      and (iv) the existence of any proceedings for the purpose of suspending the qualification of the notes for sale in any jurisdiction (it being understood that each of the issuer, the loan note issuer and the receivables trustee will use its best efforts to prevent the issuance of any such stop order, or the suspension of such qualification of the notes for sale or to cause the lifting as soon as possible of any such stop order or suspension of qualification);

5.3   Certain sec filings: at any time while the relevant dealers have not completed the distribution of any series issued under the programme, it will not file, or cause to be filed, with the sec any amendment to the registration statement, supplement to the US Prospectus, US Prospectus supplement or "issuer free writing prospectus" (as such term is defined in
      Rule 433(h) under the securities act) unless a copy has been furnished to the relevant dealers prior to such filing and the relevant dealers have not objected to it;

5.4   Amendments to US Prospectus: (i) if, at any time when a prospectus relating to the notes of any series is required to be delivered pursuant to the provisions of the securities act and rules of the sec thereunder, any event occurs of which it is aware as a result of which the us prospectus, in its current form at the time, would include any untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (ii) if it is necessary to supplement the US Prospectus, in its current form at such time, to comply with the securities act, the exchange act, or the rules of the sec thereunder, it will (subject to the provisions of 5.2 and 5.3 above) prepare and file, or cause to be prepared and filed, with the sec an amendment or supplement which will correct such statement or omission or an amendment or supplement which will effect such compliance; provided that any such filing will not operate as a waiver by the dealers of any remedies to which they may be entitled hereunder;

5.5   SEC copies of filings: (in the case of the issuer only) it will furnish, or cause to be furnished to the dealers, copies of the registration statement (one of which will be manually signed), the US Prospectus and the US Prospectus supplement, in each case as soon as available and in such quantities as the dealers may request; and

5.6   Qualification of the notes: it will take such actions as the dealers may reasonably request to qualify the notes for offering and sale under the securities laws of such jurisdictions as the issuer, the dealers and the transferors may agree, and it will comply with such laws so as to permit the continuance of sales in such jurisdictions for as long as may be necessary to complete the distribution of the notes; provided that, in connection therewith, none of the issuer, the loan note issuer or the receivables trustee will be required to qualify as a foreign corporation or dealer in securities or to file a general consent to service of process in any jurisdiction.

6.    UNDERTAKINGS BY THE ISSUER

      The Issuer undertakes to the Dealers as follows:

6.1   NOn-satisfaction of conditions precedent: if, at any time after entering into a relevant agreement under clause 10 (issuing notes) and before the issue of the relevant notes, the issuer becomes aware that any of the conditions specified in clause 11.2 (conditions precedent to any issue of notes) will not be satisfied in relation to that issue, the issuer shall forthwith notify the relevant dealer(s) to this effect giving full details thereof;

6.2   Other information: without prejudice to the generality of the foregoing, the issuer shall from time to time promptly furnish to each dealer such information relating to the issuer as such dealer may reasonably request;

6.3   Updating of the US Prospectus and the base prospectus: the issuer shall update or amend the US Prospectus and the base prospectus (following consultation with the arranger who will consult with the dealers) by, in the case of the US Prospectus, the preparation and filing with the sec of an updated prospectus, or such current or periodic reports under the exchange act as shall be necessary to update the information contained in the most recently filed US Prospectus, or, as applicable, by the publication of a supplement thereto or a new base prospectus or, as the case may be, a drawdown prospectus or a supplement thereto in a form approved by the dealers:

      6.3.1 Annual update: on or before each anniversary of the date of the Base
            Prospectus;

      6.3.2 Material change: in the event of a significant new factor, material mistake or inaccuracy relating to the information incidental to the
            US Prospectus or the Base Prospectus which is capable of affecting the assessment of the Notes to be issued under the Programme or the issue of any Notes;

      6.3.3 Amendment: if the terms of the Programme are amended in a manner which would make the US Prospectus or the Base Prospectus inaccurate or materially misleading; and

      6.3.4 Change in law or regulation: in the event of a change in the laws or regulations of the United States of America or the United Kingdom
            which would make the US Prospectus or the Base Prospectus contain an untrue statement of a material fact or omit to state a material fact, except to the extent that such change can be made in the
            Prospectus Supplement/Final Terms or, as the case may be, a Drawdown
            Prospectus;

6.4   No amendment without consent: not to amend or supplement the US Prospectus or the final offering document without prior written consent of the dealers, which consent will not be unreasonably withheld or delayed;

6.5   Distribution of offering material: not to distribute prior to the completion of the placement of the relevant series of notes any offering material in connection with the offer and sale of such series other than the US Prospectus or the final offering document;

6.6   Notice of material change: to advise the dealers promptly of the occurrence of any event prior to the completion of the placement of the relevant series of notes that could require the making of any change to the disclosure package or the US Prospectus or the final offering document then being used to offer such series so that such disclosure package or us prospectus or final offering document would not include an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, and, during such time, to prepare and furnish to the dealers reasonably promptly after their request such amendments or supplements to such disclosure package or US Prospectus or final offering document as may be necessary to reflect any such change;

6.7   Incorporation, supplements and amendments: upon the publication of a revision, supplement or amendment to the US Prospectus or the base prospectus, the issuer shall promptly supply to each dealer and the paying agents such number of copies of such revision, supplement or amendment as each dealer or the paying agents (as the case may be) may reasonably request. until a dealer receives such revision, supplement or amendment, the expression "US Prospectus" shall, in relation to such dealer, mean the
      US Prospectus prior to the receipt by such dealer of such revision, supplement or amendment and/or, as applicable, the expression "base prospectus" shall, in relation to such dealer, mean the base prospectus prior to the receipt by such dealer of such revision, supplement or amendment;

6.8   Listing: in respect of any issue of notes to be listed, it is agreed between the issuer and the mandated dealer to apply for such notes to be admitted to listing, trading and/or quotation by one or more stock exchanges, the issuer undertakes to use its reasonable endeavours to obtain and maintain the admission to listing, trading and/or quotation of such notes by the relevant stock exchange until none of the notes is outstanding; provided, however, that:

      6.8.1 if it is impracticable or unduly burdensome to maintain such admission to listing, trading and/or quotation, the Issuer shall use all reasonable endeavours to obtain and maintain as aforesaid an admission to listing, trading and/or quotation for the Notes on such other listing authorities, stock exchanges and/or quotation systems as it may (with the approval of the Mandated Dealer) decide. For the avoidance of doubt, where the Issuer has obtained the admission of
            Notes to trading on a regulated market in the European Economic
            Area, the undertaking extends to maintaining that admission or, if this is not possible, to obtaining admission to trading of the relevant Notes on another European Economic Area regulated market;
            or

      6.8.2 (without limiting the generality of Clause (a)) if, as a result of the adoption of the Transparency Directive or any legislation implementing the Transparency

            Directive, the Issuer could be required to publish financial information either more regularly than it otherwise would be required to or according to accounting principles which are materially different from the accounting principles which it would otherwise use to prepare its published financial
            information, the Issuer may as an alternative procure the
            admission to listing, trading and/or quotation for the Notes by such other Stock Exchange outside the European Union as it may
            (with the approval of the Dealers, with such approval not to be unreasonably withheld) decide, and in either case the Issuer shall:

           (a)   use all reasonable endeavours to maintain any such alternative admission; and

           (b)   be responsible for any fees incurred in connection with seeking and maintaining any such alternative admission;

6.9   Amendment of programme documents: the issuer undertakes that it will not, except with the consent of the dealers, terminate the agency agreement or the trust deed (and trust deed supplement, as applicable) or effect or permit to become effective any amendment to any such agreement or deed which, in the case of an amendment, would or might adversely affect the interests of any holder of notes issued before the date of such amendment, other than in relation to registration of the programme with the securities and exchange commission;

6.10  Change of Note Trustee or Paying Agents: the issuer undertakes that it will not, except with the consent of the arranger, appoint a different note trustee under the trust deed or paying agent(s) under the agency agreement and that it will promptly notify each of the dealers of any change in the note trustee under the trust deed or paying agent(s) under the agency agreement;

6.11  Authorised representative: the issuer will notify the dealers promptly in writing if any of the persons named in the list referred to in paragraph 3 of schedule 2 (initial conditions precedent) ceases to be authorised to take action on behalf of the issuer or if any additional person becomes so authorised together, in the case of an additional authorised person, with evidence satisfactory to the dealers that such person has been so authorised;

6.12  Legal opinions: the issuer will, in each of the circumstances described in clause (a) (annual update) to clause (d) (by agreement) below, procure the delivery to the dealers (or the relevant dealer(s), as the case may be) of legal opinions (either from legal counsel which originally provided such legal opinions or from such legal counsel in each of the required jurisdictions as may be approved by the dealers or, as the case may be, the mandated dealer in respect of the relevant agreement in question)
      addressed to the dealers (or the relevant dealer(s), as the case may be)
      the issuer, the note trustee, the receivables trustee, the loan note issuer no.1 and HSBC in such form and with such content as the dealers (or the relevant dealer(s), as the case may be) may reasonably require. in the case of clause (a) (annual update) and clause (b) (material change) below, such opinion or opinions shall be supplied at the expense of the issuer and, in the case of clause (c) (syndicated issues) and clause (d) (by agreement) below, the expense for the supply of such opinion or opinions shall be as

      Agreed between the issuer and the relevant dealer(s). such opinion or opinions shall be delivered:

      6.12.1 Annual update: before the first issue of Notes occurring after each anniversary of the date of this Agreement;

      6.12.2 Material change: if reasonably requested by any Dealer in relation to a material change or proposed material change to the Base
             Prospectus, this Agreement, the Agency Agreement or the Trust Deed
             (or Trust Deed Supplement, as applicable) or any change or proposed change in applicable law or regulation, at such date as may be specified by such Dealer;

      6.12.3 Syndicated issues: at the time of issue of any Notes which are syndicated amongst a group of institutions, if so requested by the
             Relevant Dealer(s); and

      6.12.4 By agreement: on such other occasions a Dealer and the Issuer may agree;

6.13  Auditors' comfort letters: the issuer will, in each of the circumstances described in clause 6.13.1 (annual update), clause (b) (material change), clause (c) (syndicated issues), and clause (d) (by agreement) below, procure the delivery to the dealers (or the relevant dealer(s), as the case may be) of a comfort letter or comfort letters from independent auditors addressed to the relevant dealer(s), the issuer and HSBC, in the customary form, with such modifications as the dealers (or the relevant dealer(s), as the case may be) may reasonably request provided, however, that no such letter or letters will be delivered in connection with the publication or issue of the audited annual financial statements of the issuer or where no financial statements or accountants reports are included in the disclosure package. in the case of clause (a) (annual update) and clause (b) (material change) below, such letter or letters shall be provided at the expense of the issuer and, in the case of clause
      (c) (syndicated issues) and clause (d) (by agreement) below, the expense for the delivery of such letter or letters shall be as agreed between the issuer and the relevant dealer(s). such letter or letters shall be delivered:

      6.13.1 Annual update: before the first issue of Notes occurring after each anniversary of the date of this Agreement;

      6.13.2 Material change: at any time that the Base Prospectus shall be amended or updated (except by means of information incorporated by reference) where such amendment or updating concerns or contains financial information relating to the Issuer;

      6.13.3 Syndicated issues: at the time of issue of any Notes which are syndicated amongst a group of institutions, if so requested by the
             Relevant Dealer(s); and

      6.13.4 By agreement: on such other occasions as a Dealer and the Issuer may agree;

6.14  Information on noteholders' meetings: the issuer will, at the same time as it is despatched, furnish the dealers with a copy of every notice of a meeting of the holders of any one or more class or sub-class of notes and which is despatched at the instigation of the issuer and will notify the dealers immediately upon its becoming

      Aware that a meeting of the holders of any one or more class or sub-class of notes has been convened by holders of such notes; and

6.15  No deposit-taking: in respect of any notes having a maturity of less than one year, the issuer will issue such notes only if the following conditions apply (or the notes can otherwise be issued without contravention of section 19 of the fsma):

      6.15.1 Selling restrictions: each Relevant Dealer represents, warrants and agrees in the terms set out in sub-clause 3.1 of Schedule 1
             (Selling Restrictions); and

      6.15.2 Minimum denomination: the redemption value of each such Note is not less than (euro)50,000 (or an amount of equivalent value
             denominated wholly or partly in a currency other than euro, or as otherwise specified in the relevant Prospectus Supplement/Final
             Terms), and no part of any Note may be transferred unless the redemption value of that part is not less than (euro)50,000 (or such an equivalent amount).

7.    REPRESENTATIONS AND WARRANTIES BY THE ISSUER, HSBC, LOAN NOTE ISSUER NO.1
      AND THE RECEIVABLES TRUSTEE

7.1   In order to induce the dealers to subscribe and pay for the notes, the issuer represents and warrants to each dealer that:

      7.1.1 it is duly incorporated and validly existing under the laws of
            England and Wales with full corporate power, authority and legal right to conduct its business as described in the US Prospectus, the
            Base Prospectus and each Preliminary Prospectus Supplement/Final
            Terms and Prospectus Supplement/Final Terms (or Preliminary Drawdown
            Prospectus and Drawdown Prospectus, as the case may be) and has full power and capacity to create and issue the Notes, to execute and deliver the Documents and the Relevant Documents to which it is expressed to be a party and to undertake and perform the obligations expressed to be assumed by it herein and therein, and it has taken all necessary action to approve and to authorise the same;

      7.1.2 it has not engaged in any activities since its incorporation (other than those incidental to its registration under relevant English legislation, as amended, the matters referred to or contemplated in the US Prospectus, the Base Prospectus and each Prospectus
            Supplement/Final Terms (or Drawdown Prospectus, as the case may be), the authorisation of the issue of the Notes and the authorisation of the entry into and performance of its obligations under the
            Documents and the Relevant Documents to which it is expressed to be a party and any other documents, certificates or agreements ancillary or supplemental thereto or contemplated thereby) and has neither paid any dividends nor made any distributions since its incorporation and has no subsidiaries;

      7.1.3 the creation and issue of the Notes, the execution and delivery of the Documents and the Relevant Documents to which it is expressed to be a party and the undertaking and performance by the Issuer of the obligations expressed to be assumed by it herein and therein do not and will not conflict with, result in a breach or infringement of the terms or provisions of, or

            constitute a material default under the laws of England and Wales, the Memorandum and Articles of Association of the Issuer and do not
            and will not infringe the terms of, or constitute a material default under, any trust deed, agreement or other instrument or obligation to which the Issuer is a party or by which the Issuer or any part of its properties, undertakings, assets or revenues is bound, where such conflict, breach, infringement or default might have a material adverse effect in the context of the issue of the Notes;

      7.1.4 this Agreement constitutes, and upon due execution and delivery on behalf of the Issuer and (in the case of Notes) due authentication of the relevant Note Certificates on behalf of the Registrar, the
            Documents and the Relevant Documents to which it is expressed to be a party and the Notes will constitute, legal and valid obligations binding on it and enforceable against it in accordance with their terms, except:

            (a)   as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium, reorganisation or other similar laws affecting the enforcement of the rights of creditors
                  generally;

            (b)   as such enforceability may be limited by the effect of general principles of equity;

            (c)   obligations relating to stamp duties may be void by virtue of
                  Section 117 of the Stamp Act 1891; and

            (d)   subject to such other exemptions and qualifications contained in the legal opinions referred to in Clause 11.2(k) (Legal opinions and comfort letters, etc);

      7.1.5 it is able to pay its debts as they fall due within the meaning of
            Section 123 of the Insolvency Act 1986 and will not become unable to do so in consequence of the execution by it of the Documents and the
            Relevant Documents to which it is expressed to be a party and the performance by it of the transactions envisaged hereby and thereby and it has not taken any corporate action, nor have any other steps been taken or legal proceedings been started or, to the best of its knowledge and belief, having made all reasonable enquiries, threatened against it, for its winding-up, dissolution, arrangement, reconstruction or reorganisation or for the appointment of a liquidator, receiver, manager, administrator, administrative receiver or similar officer of it or of any of its assets or revenues;

      7.1.6 the Notes will constitute general, direct, secured (pursuant to the
            Trust Deed and any relevant Trust Deed Supplement) and unconditional obligations of the Issuer which rank amongst themselves in the manner set out in the US Prospectus and the Base Prospectus as
            updated by the most recent Prospectus Supplement/Final Terms (or
            Drawdown Prospectus, as the case may be) prepared by the Issuer;

      7.1.7   the Base Prospectus and each Prospectus Supplement/Final Terms (or
              Drawdown Prospectus, as the case may be) comply with the listing rules made under Part VI of FSMA (the "LISTING RULES");

      7.1.8   a registration statement on Form S-3 (No. 333-136826), including a prospectus and such amendments thereto made on or prior to the date hereof, relating to delayed offerings and sales of the Notes pursuant to Rule 415 under the Securities Act, has been filed with the SEC and all amendments to such registration statement
              heretofore filed have been, and any such amendments that may hereafter be filed will be, delivered to the Dealers. As filed, the registration statement is, and any prospectus or prospectus supplement to be filed pursuant to Rule 424(b) under the
              Securities Act will, except to the extent that the Dealers may agree in writing to a modification, be substantially in the form furnished to the Dealers prior to the Execution Time or, to the extent not completed at the Execution Time, will contain only such specific additional information and other changes (beyond those contained in the latest US Prospectus which has been previously furnished to the Dealers) as the Dealers have been advised, prior to the Execution Time, will be included or made therein;

      7.1.9   on each Effective Date and on the date of this Agreement and any
              Relevant Agreement, the Registration Statement did or will, and when first filed and on each Issue Date the US Prospectus did or will, include all information required to be included therein by, and otherwise comply in all material respects with the
              requirements of, the Securities Act and the rules and regulations of the SEC thereunder;

      7.1.10  on each Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, PROVIDED that no representation is hereby made with respect to information
              contained in, or omitted from, the Registration Statement in reliance upon and in conformity with information furnished in writing by any Dealer (in such capacity) specifically for use in connection with the preparation of the Registration Statement (or any amendment thereof or supplement thereto);

      7.1.11  on each Effective Date the US Prospectus (if not filed pursuant to
              Rule 424(b) did not or will not, and on the date of filing and on each Issue Date the US Prospectus (if filed pursuant to Rule
              424(b)) will not, and at the Applicable Time and at the Issue Date the Disclosure Package did not and will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading,
              PROVIDED, that no representation is hereby made with respect to information contained in, or omitted from, the US Prospectus or the Disclosure Package (as applicable) in reliance upon and in conformity with information furnished in writing by any

              Dealer (in such capacity) specifically for use in connection with the preparation of the US Prospectus (or any amendment or
              supplement thereto) or the Disclosure Package (as applicable);

      7.1.12  as of the Issue Date, the representations and warranties of the
              Issuer in this Agreement and the Documents to which it is a party are true and correct;

      7.1.13  all approvals, authorisations, consents and licences required by the Issuer for or in connection with the creation and issue of the
              Notes, the execution and delivery of the Documents and the
              Relevant Documents to which it is expressed to be a party, the performance by the Issuer of the obligations expressed to be undertaken by it herein and therein and the distribution of the
              Base Prospectus and each Preliminary Prospectus Supplement/Final
              Terms and Prospectus Supplement/Final Terms (or Preliminary
              Drawdown Prospectus and Drawdown Prospectus, as the case may be)
              in accordance with the provisions set out in Schedule 1 (Selling
              Restrictions) have been obtained and are, and will on each Issue
              Date be, in full force and effect;

      7.1.14  as at each Issue Date all payments of principal and interest on the Notes (including interest accruing after a payment default) by the Issuer in respect of any Notes, can be made without
              withholding or deduction for, or on account of, any present tax, assessment or other governmental charge of whatever nature imposed or levied by or on behalf of the United Kingdom or any other jurisdiction (a) in which the Issuer is incorporated, organised, managed and controlled or considered to have its seat, (b) where an office of the Issuer through which it is acting in connection with the Notes is located, or (c) from or through which the payment of principal or interest is made or any political
              sub-division or taxing authority in or of any such jurisdiction thereof or therein having power to tax;

      7.1.15

             (a)  save as described in Clause (o)(ii) as of the relevant
                  Applicable Time, the relevant Disclosure Package did not, and both as of the date hereof and on the Closing Date, the
                  relevant Final Offering Document does not include and will not include, any untrue statement of a material fact, or omit or will omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, provided, that no representation is made with respect to information contained in, or omitted from, the relevant Disclosure Package in
                  reliance upon, and in conformity with, information furnished in writing by any relevant Dealer (in such capacity)
                  specifically for use in connection with the preparation of the relevant Disclosure Package;

             (b)  in the case of any Notes which are the subject of a Drawdown
                  Prospectus, as of the relevant Applicable Time, the relevant
                  Preliminary Drawdown Prospectus did not, and both as of the date hereof and on the

                  Closing Date, the relevant Drawdown Prospectus does not
                  include and will not include, any untrue statement of a
                  material fact, or omit or will omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, provided, that no representation is made with respect to
                  information contained in, or omitted from, the relevant
                  Preliminary Drawdown Prospectus in reliance upon, and in
                  conformity with, information furnished in writing by any
                  relevant Dealer (in such capacity) specifically for use in connection with the preparation of the relevant Preliminary
                  Drawdown Prospectus;

      7.1.16  the Base Prospectus as supplemented by each Preliminary Prospectus
              Supplement/Final Terms and Prospectus Supplement/Final Terms (or
              Preliminary Drawdown Prospectus and Drawdown Prospectus, as the
              case may be) contain all such information as is required by
              Section 80 of the FSMA;

      7.1.17  there are no litigation, arbitration or administration proceedings, actual or, to the best of its knowledge, pending or threatened, at the date hereof against or affecting the Issuer or any of its assets or revenues which are or might be material, individually or in aggregate, in the context of the issue and offering of the Notes;

      7.1.18  since the date of its incorporation, there has been no adverse change, or any development likely to involve an adverse change, in the condition (financial or otherwise) or general affairs of the
              Issuer which would have a material adverse effect on the issue and offering of the Notes or its ability to perform its obligations under the Documents or the Relevant Documents to which it is expressed to be a party;

      7.1.19  no event has occurred or circumstances arisen which is continuing and which is or (with the passage of time, the giving of notice or the making of any determination of materiality) might become an
              Event of Default;

      7.1.20  under the laws of England in force as at the date of making this representation, it is not necessary that this Agreement be filed, recorded or enrolled with any court or other authority in England or that any United Kingdom stamp, registration or similar tax be paid on or in relation to this Agreement.

7.2   In order to induce the dealers to subscribe for the notes, HSBC represents and warrants to each dealer that:

      7.2.1 it is duly incorporated and validly existing under the laws of
            England and Wales with full corporate power, authority and legal right to conduct its business as presently conducted and has full power and capacity to execute and deliver this Agreement, the
            Documents and the Relevant Documents to which it is expressed to be a party and to undertake and perform the

            obligations expressed to be assumed by it herein and therein, and it has taken all necessary action to approve and to authorise the same;

      7.2.2 it is not an "ineligible issuer" (as such term is defined in Rule
            405 under the Securities Act without giving effect to clause (2) of such definition);

      7.2.3 it is able to pay its debts as they fall due within the meaning of
            Section 123 of the Insolvency Act 1986 and will not become unable to do so in consequence of the execution by it of this Agreement, the
            Documents and the Relevant Documents to which it is expressed to be a party and the performance by it of the transactions envisaged hereby and thereby;

      7.2.4 this Agreement, the Documents and Relevant Documents to which it is expressed to be a party constitute or will, upon due execution and delivery on behalf of HSBC, constitute, legal and valid obligations binding on it and enforceable against it in accordance with their terms, except;

            (a)   as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium, reorganisation or other similar laws affecting the enforcement of the rights of creditors
                  generally;

            (b)   as such enforceability may be limited by the effect of general principles of equity;

            (c)   obligations relating to stamp duties may be void by virtue of
                  Section 117 of the Stamp Act 1891; and

            (d)   subject to such other exemptions and qualifications contained in the legal opinions referred to in Clause 11.2(k) (Legal opinions and comfort letters, etc);

      7.2.5 a registration statement on Form S-3 (No. 333-136826), including a prospectus and such amendments thereto made on or prior to the date hereof, relating to delayed offerings and sales of the Notes pursuant to Rule 415 under the Securities Act, has been filed with the SEC and all amendments to such registration statement heretofore filed have been, and any such amendments that may hereafter be filed will be, delivered to the Dealers. As filed, the registration statement is, and any prospectus or prospectus supplement to be filed pursuant to Rule 424(b) under the Securities Act will, except to the extent that the Dealers may agree in writing to a
            modification, be substantially in the form furnished to the Dealers prior to the Execution Time or, to the extent not completed at the
            Execution Time, will contain only such specific additional information and other changes (beyond those contained in the latest
            US Prospectus which has been previously furnished to the Dealers) as the Dealers have been advised, prior to the Execution Time, will be included or made therein;

      7.2.6 on each Effective Date and on the date of this Agreement and any
            Relevant Agreement, the Registration Statement did or will, and when first filed and on

            each Issue Date the US Prospectus did or will, include all information required to be included therein by, and otherwise comply in all material respects with the requirements of, the Securities
            Act and the rules and regulations of the SEC thereunder;

      7.2.7 on each Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, PROVIDED that no
            representation is hereby made with respect to information contained in, or omitted from, the Registration Statement in reliance upon and in conformity with information furnished in writing by any Dealer
            (in such capacity) specifically for use in connection with the preparation of the Registration Statement (or any amendment thereof or supplement thereto);

      7.2.8 on each Effective Date the US Prospectus (if not filed pursuant to
            Rule 424(b) did not or will not, and on the date of filing and on each Issue Date the US Prospectus (if filed pursuant to Rule 424(b))
            will not, and at the Applicable Time and at the Issue Date the
            Disclosure Package did not and will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, PROVIDED, that no representation is hereby made with respect to information contained in, or omitted from, the US Prospectus or the Disclosure
            Package (as applicable) in reliance upon and in conformity with information furnished in writing by any Dealer (in such capacity)
            specifically for use in connection with the preparation of the US
            Prospectus (or any amendment or supplement thereto) or the
            Disclosure Package (as applicable);

      7.2.9 as of the Issue Date, the representations and warranties of HSBC in this Agreement and the Documents to which it is a party are true and correct;

      7.2.10 the execution and delivery of this Agreement, the Documents and the Relevant Documents to which it is expressed to be a party and the undertaking and performance by HSBC of the obligations expressed to be assumed by it herein and therein do not and will not conflict with, result in a breach or infringement of the terms or provisions of, or constitute a default under the laws of
             England and Wales, the Memorandum and Articles of Association of
             HSBC and do not and will not result in a material breach of or constitute a material default under, any trust deed, agreement or other instrument or obligation to which HSBC is a party or by which HSBC or any part of its properties, undertakings or assets in the UK is bound, where such conflict, breach, infringement or default might have a material adverse effect in the context of its ability to perform its obligations under this Agreement, the
             Documents and the Relevant Documents to which it is expressed to be a party;

      7.2.11  there are no litigation or arbitration proceedings, actual or, to the best of its knowledge, pending or threatened, at the date hereof against or affecting HSBC or any of its assets or revenues which are or might be material, individually or in aggregate, in the context of its ability to perform its obligations under this
              Agreement, the Documents and the Relevant Documents to which it is expressed to be a party or in the context of the issue and offering of the Notes;

      7.2.12  all approvals, authorisations, consents, orders or other actions of any person or of any governmental or regulatory body or official required in connection with the performance of its banking business and the execution and delivery of this Agreement and each Document to which it is expressed to be a party, the performance of the transactions contemplated by this Agreement and each Document to which it is expressed to be a party and the fulfilment of the terms thereof have been obtained and remain, and will remain on each Issue Date, in force in all material respects;

      7.2.13

              (a)    save as described in Clause 7.2.13(b), as of the relevant
                     Applicable Time, the relevant Disclosure Package did not,
                     and both as of the date hereof and on the Closing Date, the relevant Final Offering Document does not include and will not include, any untrue statement of a material fact, or
                     omit or will omit to state any material fact necessary in
                     order to make the statements therein, in light of the
                     circumstances under which they are made, not misleading,
                     provided, that no representation is made with respect to
                     information contained in, or omitted from, the relevant
                     Disclosure Package in reliance upon, and in conformity
                     with, information furnished in writing by any relevant
                     Dealer (in such capacity) specifically for use in
                     connection with the preparation of the relevant Disclosure
                     Package;

              (b)    in the case of any Notes which are the subject of a
                     Drawdown Prospectus, as of the relevant Applicable Time,
                     the relevant Preliminary Drawdown Prospectus did not, and
                     both as of the date hereof and on the Closing Date, the
                     relevant Drawdown Prospectus does not include and will not include, any untrue statement of a material fact, or omit
                     or will omit to state any material fact necessary in order to make the statements therein, in light of the
                     circumstances under which they are made, not misleading,
                     provided, that no representation is made with respect to
                     information contained in, or omitted from, the relevant
                     Preliminary Drawdown Prospectus in reliance upon, and in
                     conformity with, information furnished in writing by any
                     relevant Dealer (in such capacity) specifically for use in connection with the preparation of the relevant Preliminary
                     Drawdown Prospectus;

       7.2.14 HSBC is a bank for the purposes of Section 840A of the Income and
              Corporation Taxes Act 1988.

7.3   In order to induce the dealers to subscribe for the notes, the loan note issuer no.1 represents and warrants to each dealer thAT:

      7.3.1 it is duly incorporated and validly existing under the laws of
            Jersey with full corporate power, authority and legal right to conduct its business as described in the US Prospectus, the Base
            Prospectus and each Prospectus Supplement/Final Terms (or Drawdown
            Prospectus, as the case may be) and has full power and capacity to execute and deliver this Agreement and the Documents and Relevant
            Documents to which it is expressed to be a party and to undertake and perform the obligations expressed to be assumed by it herein and therein, and it has taken all necessary action to approve and to authorise the same;

      7.3.2 it is not an "ineligible issuer" (as such term is defined in Rule
            405 under the Securities Act without giving effect to clause (2) of such definition);

      7.3.3 it has not engaged in any activities since its incorporation (other than those incidental to its registration under relevant Jersey legislation, as amended, becoming an Investor Beneficiary of the
            Receivables Trust, the matters referred to or contemplated in the
            Base Prospectus and each Prospectus Supplement/Final Terms (or
            Drawdown Prospectus, as the case may be), the authorisation of the entry into and performance of its obligations under this Agreement and the Documents and Relevant Documents to which it is expressed to be a party and any other documents, certificates or agreements ancillary or supplemental thereto or contemplated thereby) and has neither paid any dividends nor made any distributions since its incorporation and has no subsidiaries;

      7.3.4 a registration statement on Form S-3 (No. 333-136826), including a prospectus and such amendments thereto made on or prior to the date hereof, relating to delayed offerings and sales of the Notes pursuant to Rule 415 under the Securities Act, has been filed with the SEC and all amendments to such registration statement heretofore filed have been, and any such amendments that may hereafter be filed will be, delivered to the Dealers. As filed, the registration statement is, and any prospectus or prospectus supplement to be filed pursuant to Rule 424(b) under the Securities Act will, except to the extent that the Dealers may agree in writing to a
            modification, be substantially in the form furnished to the Dealers prior to the Execution Time or, to the extent not completed at the
            Execution Time, will contain only such specific additional information and other changes (beyond those contained in the latest
            US Prospectus which has been previously furnished to the Dealers) as the Dealers have been advised, prior to the Execution Time, will be included or made therein;

      7.3.5 on each Effective Date and on the date of this Agreement and any
            Relevant Agreement, the Registration Statement did or will, and when first filed and on each Issue Date the US Prospectus did or will, include all information required to be included therein by, and otherwise comply in all material

            respects with the requirements of, the Securities Act and the rules and regulations of the SEC thereunder;

      7.3.6 on each Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, PROVIDED that no
            representation is hereby made with respect to information contained in, or omitted from, the Registration Statement in reliance upon and in conformity with information furnished in writing by any Dealer
            (in such capacity) specifically for use in connection with the preparation of the Registration Statement (or any amendment thereof or supplement thereto);

      7.3.7 on each Effective Date the US Prospectus (if not filed pursuant to
            Rule 424(b) did not or will not, and on the date of filing and on each Issue Date the US Prospectus (if filed pursuant to Rule 424(b))
            will not, and at the Applicable Time and at the Issue Date the
            Disclosure Package did not and will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, PROVIDED, that no representation is hereby made with respect to information contained in, or omitted from, the US Prospectus or the Disclosure
            Package (as applicable) in reliance upon and in conformity with information furnished in writing by any Dealer (in such capacity)
            specifically for use in connection with the preparation of the US
            Prospectus (or any amendment or supplement thereto) or the
            Disclosure Package (as applicable);

      7.3.8 as of the Issue Date, the representations and warranties of the Loan
            Note Issuer No. 1 in this Agreement and the Documents to which it is a party are true and correct;

      7.3.9 the Relevant Documents to which it is expressed to be a party and the undertaking and performance by it of the obligations expressed to be assumed by it herein and therein do not and will not conflict with, result in a breach or infringement of the terms or provisions of, or constitute a default under the laws of Jersey, its Memorandum and Articles of Association and do not and will not infringe the terms of, or constitute a default under, any trust deed, agreement or other instrument or obligation to which it is a party or by which it or any part of its properties, undertakings or assets in Jersey is bound, where such conflict, breach, infringement or default might have a material adverse effect in the context of its ability to perform its obligations under this Agreement and the Documents and
            Relevant Documents to which it is expressed to be a party;

     7.3.10 this Agreement and the Documents and any Relevant Documents to
            which it is expressed to be a party constitute and, upon due execution and delivery on its

            behalf, will constitute, legal and valid obligations binding on it and enforceable against it in accordance with their terms, except:

            (a)   as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium, reorganisation or other similar laws affecting the enforcement of the rights of creditors
                  generally;

            (b)   as such enforceability may be limited by the effect of general principles of equity;

            (c)   obligations relating to stamp duties may be void by virtue of
                  Section 117 of the Stamp Act 1891; and

            (d)   subject to such other exemptions and qualifications contained in the legal opinions referred to in Clause 11.2(k) (Legal opinions and comfort letters, etc);

      7.3.11  it is able to pay its debts as they fall due (having regard to the limited recourse provisions contained in the documents to which it is a party) and will not become unable to do so in consequence of the execution by it of this Agreement and the Documents and any
              Relevant Documents to which it is expressed to be a party and the performance by it of the transactions envisaged hereby and thereby and it has not taken any corporate action, nor have any other steps been taken or legal proceedings been started or, to the best of its knowledge, threatened against it, for its winding-up, dissolution, arrangement, reconstruction or reorganisation or for the appointment of a liquidator, receiver, administrator,
              administrative receiver, manager or similar officer of it or of any of its assets or revenues;

       7.3.12 its obligations under this Agreement and the Documents and any
              Relevant Documents to which it is expressed to be a party
              constitute and, upon due execution and delivery on its behalf, will constitute general, direct, unsecured and unconditional obligations of it which rank amongst themselves in the manner set out in the Security Trust Deed and each Loan Note Supplement;

      7.3.13  all approvals, authorisations, consents and licences required by it for or in connection with the execution and delivery of this
              Agreement and the Documents and any Relevant Documents to which it is expressed to be a party, the performance by it of the
              obligations expressed to be undertaken by it herein and therein have been obtained and are, and will on each Issue Date be, in full force and effect;

      7.3.14  there are no litigation or arbitration proceedings, actual or, to the best of its knowledge, pending or threatened, at the date hereof against or affecting it or any of its assets or revenues which are or might be material, individually or in aggregate, in the context of its ability to perform its obligations under this
              Agreement and the Documents and any Relevant Documents to which it is expressed to be a party;

      7.3.15 since the date of its incorporation, there has been no adverse change, or any development reasonably likely to involve an adverse change, in the condition (financial or otherwise) or general affairs of it that is material in the context of its ability to perform its obligations under this Agreement and the Documents and any Relevant Documents to which it is expressed to be a party; and

      7.3.16 as of the relevant Applicable Time, the relevant Disclosure
             Package did not, and both as of the date hereof and on the Closing
             Date, the relevant Final Offering Document does not include and will not include, any untrue statement of a material fact, or omit or will omit to state any material fact in relation to the Loan
             Note Issuer No.1 and its business necessary in order to make the statements therein relating to the Loan Note Issuer No.1, in light of the circumstances under which they are made, not misleading, provided, that no representation is made with respect to
             information contained in, or omitted from, the relevant Disclosure
             Package in reliance upon, and in conformity with, information furnished in writing by any relevant Dealer (in such capacity)
             specifically for use in connection with the preparation of the relevant Disclosure Package.

7.4   In order to induce the dealers to subscribe for any notes the receivables trustee represents and warrants to each dealer that:

      7.4.1 it is duly incorporated and validly existing under the laws of
            Jersey with full corporate power, authority and legal right to conduct its business as described in the US Prospectus, the Base
            Prospectus and each Prospectus Supplement/Final Terms (or Drawdown
            Prospectus, as the case may be) and has full power and capacity to execute and deliver this Agreement and the Documents and Relevant
            Documents to which it is expressed to be a party and to undertake and perform the obligations expressed to be assumed by it herein and therein, and it has taken all necessary action to approve and to authorise the same;

      7.4.2 it is not an "ineligible issuer" (as such term is defined in Rule
            405 under the Securities Act without giving effect to clause (2) of such definition);

      7.4.3 it has not engaged in any activities since its incorporation (other than those incidental to its registration under relevant Jersey legislation, as amended, the matters referred to or contemplated in the Base Prospectus and each Prospectus Supplement/Final Terms (or
            Drawdown Prospectus, as the case may be), the authorisation of the entry into and performance of its obligations under this Agreement and the Documents and Relevant Documents to which it is expressed to be a party, any other documents, certificates or agreements ancillary or supplemental thereto or contemplated thereby) and has neither paid any dividends nor made any distributions since its incorporation and has no subsidiaries;

      7.4.4 a registration statement on Form S-3 (No. 333-136826), including a prospectus and such amendments thereto made on or prior to the date hereof,

            relating to delayed offerings and sales of the Notes pursuant to
            Rule 415 under the Securities Act, has been filed with the SEC and all amendments to such registration statement heretofore filed have been, and any such amendments that may hereafter be filed will be, delivered to the Dealers. As filed, the registration statement is, and any prospectus or prospectus supplement to be filed pursuant to
            Rule 424(b) under the Securities Act will, except to the extent that the Dealers may agree in writing to a modification, be substantially in the form furnished to the Dealers prior to the Execution Time or, to the extent not completed at the Execution Time, will contain only such specific additional information and other changes (beyond those contained in the latest US Prospectus which has been previously furnished to the Dealers) as the Dealers have been advised, prior to the Execution Time, will be included or made therein;

      7.4.5 on each Effective Date and on the date of this Agreement and any
            Relevant Agreement, the Registration Statement did or will, and when first filed and on each Issue Date the US Prospectus did or will, include all information required to be included therein by, and otherwise comply in all material respects with the requirements of, the Securities Act and the rules and regulations of the SEC thereunder;

      7.4.6 on each Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, PROVIDED that no
            representation is hereby made with respect to information contained in, or omitted from, the Registration Statement in reliance upon and in conformity with information furnished in writing by any Dealer
            (in such capacity) specifically for use in connection with the preparation of the Registration Statement (or any amendment thereof or supplement thereto);

      7.4.7 on each Effective Date the US Prospectus (if not filed pursuant to
            Rule 424(b) did not or will not, and on the date of filing and on each Issue Date the US Prospectus (if filed pursuant to Rule 424(b))
            will not, and at the Applicable Time and at the Issue Date the
            Disclosure Package did not and will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, PROVIDED, that no representation is hereby made with respect to information contained in, or omitted from, the US Prospectus or the Disclosure
            Package (as applicable) in reliance upon and in conformity with information furnished in writing by any Dealer (in such capacity)
            specifically for use in connection with the preparation of the US
            Prospectus (or any amendment or supplement thereto) or the
            Disclosure Package (as applicable);

      7.4.8   as of the Issue Date, the representations and warranties of the
              Receivables Trustee in this Agreement and the Documents to which it is a party are true and correct;

      7.4.9   the execution and delivery of this Agreement, the Documents and the Relevant Documents to which it is expressed to be a party and the undertaking and performance by it of the obligations expressed to be assumed by it herein and therein do not and will not conflict with, result in a breach or infringement of the terms or provisions of, or constitute a default under the laws of Jersey, its Memorandum and Articles of Association and do not and will not infringe the terms of, or constitute a default under, any trust deed, agreement or other instrument or obligation to which it is a party or by which it or any part of its properties, undertakings, assets or revenues is bound, where such conflict, breach,
              infringement or default might have a material adverse effect in the context of its ability to perform its obligations under this
              Agreement and the Documents and Relevant Documents to which it is expressed to be a party;

      7.4.10  this Agreement and the Documents and any Relevant Documents to
              which it is expressed to be a party constitute and, upon due execution and delivery on its behalf, will constitute, legal and valid obligations binding on it and enforceable against it in accordance with their terms, except:

              (a)    as such enforcement may be limited by applicable
                     bankruptcy, insolvency, moratorium, reorganisation or other similar laws affecting the enforcement of the rights of
                     creditors generally;

              (b)    as such enforceability may be limited by the effect of
                     general principles of equity;

              (c)    obligations relating to stamp duties may be void by virtue of Section 117 of the Stamp Act 1891; and

              (d)    subject to such other exemptions and qualifications
                     contained in the legal opinions referred to in Clause
                     11.2(k) (Legal opinions and comfort letters, etc);

      7.4.11  it is able to pay its debts as they fall due (having regard to the limited recourse provisions contained in the documents to which it is a party) and will not become unable to do so in consequence of the execution by it of this Agreement and the Documents and any
              Relevant Documents to which it is expressed to be a party and the performance by it of the transactions envisaged hereby and thereby and it has not taken any corporate action, nor have any other steps been taken or legal proceedings been started or, to the best of its knowledge, threatened against it, for its winding-up, dissolution, arrangement, reconstruction or reorganisation or for the appointment of a liquidator, receiver, administrator,
              administrative receiver, manager or similar officer of it or of any of its assets or revenues;

      7.4.12  its obligations under this Agreement and the Documents and any
              Relevant Documents to which it is expressed to be a party
              constitute and, upon due execution and delivery on its behalf, will constitute general, direct, unsecured, unconditional and unsubordinated obligations of it which rank and will at all times rank pari passu, without preference or priority, amongst
              themselves;

      7.4.13  all approvals, authorisations, consents and licences required by it for or in connection with the execution and delivery of this
              Agreement and the Documents and any Relevant Documents to which it is expressed to be a party, the performance by it of the
              obligations expressed to be undertaken by it herein and therein have been obtained and are, and will on each Issue Date be, in full force and effect;

      7.4.14  there are no litigation or arbitration proceedings, actual or, to the best of its knowledge, pending or threatened, at the date hereof against or affecting it or any of its assets or revenues which are or might be material, individually or in aggregate, in the context of its ability to perform its obligations under this
              Agreement and the Documents and any Relevant Documents to which it is expressed to be a party;

      7.4.15  since the date of its incorporation, there has been no adverse change, or any development reasonably likely to involve an adverse change, in the condition (financial or otherwise) or general affairs of it that is material in the context of its ability to perform its obligations under this Agreement and the Documents and any Relevant Documents to which it is expressed to be a party; and

      7.4.16  as of the relevant Applicable Time, the relevant Disclosure
              Package did not, and both as of the date hereof and on the Closing
              Date, the relevant Final Offering Document does not include and will not include, any untrue statement of a material fact, or omit or will omit to state any material fact in relation to the
              Receivables Trustee and its business necessary in order to make the statements therein relating to the Receivables Trustee, in light of the circumstances under which they are made, not
              misleading, provided, that no representation is made with respect to information contained in, or omitted from, the relevant
              Disclosure Package in reliance upon, and in conformity with, information furnished in writing by any relevant Dealer (in such capacity) specifically for use in connection with the preparation of the relevant Disclosure Package.

7.5   Representations and warranties deemed repeated

      Each of the representations and warranties made by the Issuer in Clause
      15.1 (excluding the representations and warranties made by the Issuer relating to the payment of dividends and other distributions in Clause
      15.1(b)), by HSBC in Clause 15.2, by Loan Note Issuer No.1 in Clause 6.3
      (excluding the representations and warranties made by the Loan Note Issuer
      No.1 relating to the payment of dividends and other distributions in
      Clause 15.3(b)) and by the Receivables Trustee in Clause 6.4 (excluding the representations and warranties made by the Receivables Trustee relating

      to the payment of dividends and other distributions in Clause 15.3(b)) and by the Receivables Trustee in Clause 6.4 (excluding the representations and warranties made by the Receivables Trustee relating to the payment of dividends and other distributions in Clause 15.4(b)) shall be deemed to be repeated on each date on which the US Prospectus or the Base Prospectus is amended, supplemented, updated and/or replaced, on each date upon which the Authorised Amount is increased and, in respect of any Notes agreed as contemplated herein to be issued and subscribed, on the date on which each
      Relevant Agreement is made, on each Issue Date and on each intervening date, in each case, with reference to the facts and circumstances then subsisting.

8.    OBLIGATIONS AS CORPORATE OBLIGATIONS

8.1   No recourse against Shareholders and others

      Each of the Dealers shall not have any recourse against nor shall any personal liability attach to any shareholder, officer, employee, agent, secretary or director of the Issuer, HSBC, Loan Note Issuer No.1 and the
      Receivables Trustee in his capacity as such by any Proceedings or otherwise, by virtue of any statute or otherwise and any and all personal liability for breaches by the Issuer, HSBC, the Loan Note Issuer No.1 or the Receivables Trustee of any such obligations, covenants, or agreements, either at law or by statute or constitution, of every shareholder, officer, agent, secretary or director is hereby expressly waived by the
      Issuer, HSBC, the Loan Note Issuer No.1 or the Receivables Trustee and
      each of the Dealers as a condition of and consideration for the execution of this Agreement, provided that no such waiver of personal liability of any shareholder, officer, agent or director of the Issuer, HSBC, the Loan
      Note Issuer No.1 or the Receivables Trustee as referred to above shall apply where any liability or claim under this Agreement arises by reason of the fraud or wilful misconduct of the relevant shareholder, officer, agent, secretary or director of the Issuer, HSBC, the Loan Note Issuer
      No.1 or the Receivables Trustee.

8.2   No liability for Obligations of Issuer, HSBC, the Loan Note Issuer No.1
      and the Receivables Trustee

      Each of the Dealers shall not have any liability for the Obligations of the Issuer, HSBC, Loan Note Issuer No.1 and the Receivables Trustee and
      nothing in this Agreement shall constitute the giving of a guarantee or indemnity or the assumption of a similar obligation by any of the Dealers in respect of the performance by the Issuer, HSBC, Loan Note Issuer No.1 and the Receivables Trustee of their Obligations under this Agreement.

9.    NON-PETITION

9.1   Each of the dealers hereby agrees with the issuer, HSBC, loan note issuer
      No.1 and the receivables trustee that:

      9.1.1 each shall not (and no person acting on their behalf shall) until two years after the Final Discharge Date initiate or join any person in initiating any Insolvency Proceedings or the appointment of an
            Insolvency Official in relation to the Issuer, Loan Note Issuer No.1 and the Receivables Trustee other than a Receiver or an
            Administrator appointed by the Note Trustee appointed under the
            Trust Deed;

      9.1.2 other than in relation to the Notes, each shall not have the right to take or join any person in taking steps against the Issuer, Loan
            Note Issuer No.1 and the Receivables Trustee for the purpose of obtaining payment of any amount due from the Issuer, Loan Note
            Issuer No.1 and the Receivables Trustee; and

      9.1.3 each shall not be entitled to take or join in the taking of any corporate action, legal proceedings or other procedure or steps which would result in the priority of payments in Condition 5
            (Status, Security and Priority of Payments) not being complied with.

10.   COVENANTS OF THE ISSUER, HSBC, LOAN NOTE ISSUER NO.1 AND THE RECEIVABLES
      TRUSTEE

10.1  Each of the issuer, HSBC, loan note issuer no.1 and the receivables trustee severally covenants and undertakes to the dealers that each will notify the dealers promptly of any material change affecting the issuer's,
      HSBC's, loan note issuer no.1's or the receivables trustee's representations, warranties, agreements and indemnities herein respectively at any time prior to payment being made to the issuer on each issue date and, at the issuer, HSBC's, loan note issuer no.1's or the receivables trustee's expense, as applicable, will take such steps in relation to the transactions contemplated hereby as may reasonably be requested by dealers to remedy and/or publicise the same.

10.2  EAch of the issuer, HSBC, loan note issuer no.1 and the receivables trustee severally covenants and undertakes to the dealers that each will not, except as required by law (including, but not limited to, securities and insurance law and regulations), without the prior approval of the arranger, on behalf of the dealers (such approval not to be unreasonably withheld):

      10.2.1 make any announcement which would be material in the context of the issue and offering of the Notes; or

      10.2.2 make any announcement in relation to the issue of the Notes unless the announcement adequately discloses that stabilising action may take place in relation to the issue of the Notes.

11.   INDEMNITY BY THE ISSUER, HSBC, LOAN NOTE ISSUER NO.1 AND THE RECEIVABLES
      TRUSTEE

11.1  The issuer undertakes with the dealers that it will indemnify and hold harmless each dealer and their respective directors, employees and affiliates (each a "relevant party") from and against any loss which it may incur or which may be made against any of them, in relation to or in connection with any breach or alleged breach by the issuer of any of its representations and warranties hereunder or any failure by the issuer to perform any of its undertakings and agreements made in this agreement provided that the issuer shall not be liable to the dealers for any such loss arising from any statements in the US Prospectus, the base prospectus or any preliminary prospectus supplement/final terms or prospectus supplement/final terms (or preliminary drawdown prospectus or drawdown prospectus, as the case may be) made in reliance on and in conformity with information furnished in writing by any dealer to the issuer, the loan note issuer no.1, the receivables trustee or HSBC

      expressly for use in the US Prospectus, the base prospectus or any preliminary prospectus supplement/final terms or prospectus supplement/final terms (or preliminary drawdown prospectus or drawdown prospectus, as the case may be) (such information as specifically identified in the applicable relevant agreement) and will pay to the relevant dealer on demand an amount equal to such loss which it or any relevant party may reasonably pay or incur in connection with investigating, disputing or defending any action or claim as such costs, charges and expenses are reasonably incurred. this indemnity will be in addition to any liability which the issuer may otherwise have.

11.2  HSBC undertakes with the dealers that it will indemnify and hold harmless each dealer and their respective directors, employees and affiliates (each a "relevant party") from and against any loss which any of them may incur or which may be made against it, in relation to or in connection with any breach or alleged breach by HSBC of any of its representations and warranties hereunder or any failure by HSBC to perform any of its undertakings and agreements made in this agreement provided that HSBC shall not be liable to any dealers for any such loss arising from any statements in the us prospectus, the base prospectus or any preliminary prospectus supplement/final terms or prospectus supplement/final terms (or preliminary drawdown prospectus or drawdown prospectus, as the case may
      be) made in reliance on and in conformity with information furnished in writing by each of the relevant dealers to HSBC, the receivables trustee, the loan note issuer no.1 or the issuer expressly for use in the us prospectus, the base prospectus or any preliminary prospectus supplement/final terms or prospectus supplement/final terms (or preliminary drawdown prospectus or drawdown prospectus, as the case may
      be) (such information as specifically identified in the applicable relevant agreement) and will pay to the relevant dealer on demand an amount equal to such loss which it or any relevant party may reasonably pay or incur in connection with investigating, disputing or defending any action or claim as such costs, charges and expenses are reasonably incurred. this indemnity will be in addition to any liability which HSBC may otherwise have.

11.3  Subject always to the provision of clause 9 (non-petition), the loan note issuer no.1 undertakes with the dealers that it will indemnify and hold harmless each dealer and their respective directors, employees and affiliates (each a "relevant party") from and against any loss which any of them may incur or which may be made against it, in relation to or in connection with any breach or alleged breach by loan note issuer no.1 of any of its representations and warranties hereunder or any failure by loan note issuer no.1 to perform any of its undertakings and agreements made in this agreement provided that loan note issuer no.1 shall not be liable to any dealers for any such loss arising from any statements in the us prospectus, the base prospectus or any preliminary prospectus supplement/final terms or prospectus supplement/final terms (or preliminary drawdown prospectus or drawdown prospectus, as the case may
      be) made in reliance on and in conformity with information furnished in writing by each of the relevant dealers to loan note issuer no.1, the receivables trustee or the issuer expressly for use in the US Prospectus, the base prospectus or any preliminary prospectus supplement/final terms or prospectus supplement/final terms (or preliminary drawdown prospectus or drawdown prospectus, as the case may be) (such information as specifically identified in the applicable relevant agreement) and will pay to the relevant dealer on demand

      An amount equal to such loss which it or any relevant party may reasonably pay or incur in connection with investigating, disputing or defending any action or claim as such costs, charges and expenses are reasonably incurred. this indemnity will be in addition to any liability which loan note issuer no.1 may otherwise have.

11.4  Subject always to the provision of clause 9 (non-petition), the receivables trustee undertakes with the dealers that it will indemnify and hold harmless each dealer and their respective directors, employees and affiliates (each a "relevant party") from and against any loss which any of them may incur or which may be made against it, in relation to or in connection with any breach or alleged breach by the receivables trustee of any of its representations and warranties hereunder or any failure by the receivables trustee to perform any of its undertakings and agreements made in this agreement provided that the receivables trustee shall not be liable to any dealer for any such loss arising from any statements in the
      US Prospectus, the base prospectus or any preliminary prospectus supplement/final terms or prospectus supplement/final terms (or preliminary drawdown prospectus or drawdown prospectus, as the case may
      be) made in reliance on and in conformity with information furnished in writing by any dealer to the issuer, the loan note issuer no.1, the receivables trustee or HSBC expressly for use in the US Prospectus, the base prospectus or any preliminary prospectus supplement/final terms or prospectus supplement/final terms (or preliminary drawdown prospectus or drawdown prospectus, as the case may be) (such information as specifically identified in the applicable relevant agreement) and will pay to the relevant dealer on demand an amount equal to such loss which it or any relevant party may reasonably pay or incur in connection with investigating, disputing or defending any action or claim as such costs, charges and expenses are reasonably incurred. this indemnity will be in addition to any liability which the receivables trustee may otherwise have.

11.5  No dealer shall have any duty or obligation, whether fiduciary or as trustee for any relevant party or otherwise, to recover any such payment or to account for any other person for any amounts due to it under this clause 19 (indemnity by the issuer, HSBC, loan note issuer no.1 and the receivables trustee).

11.6  The issuer, HSBC, loan note issuer no.1, the receivables trustee and the dealers agree that, in the event that any action is brought against any of them in relation to any matter under or pursuant to this agreement which may give rise to a claim under clauses 12.2, 19.1, 19.2, 19.3 or 19.4, as the case may be, then such person shall, after any officer of the issuer,
      HSBC, loan note issuer no.1, the receivables trustee or the dealers (as the case may be) with responsibility for the transactions contemplated by this agreement becomes aware of the same, give notice within a reasonable time to the person or persons who may be liable to indemnify such person under such clauses (but failure to do so shall not relieve such persons from liability).

11.7  Conduct of claims

      If any claim, demand or action is brought or asserted in respect of which one or more persons (each, an "INDEMNIFIED PERSON") is entitled to be indemnified by another person (the "INDEMNIFIER") under this Clause 19
      (Indemnity by the Issuer, HSBC, Loan Note Issuer No.1 and the Receivables
      Trustee) (each a "CLAIM"), each Indemnified Person shall promptly notify the Indemnifier (but failure to do so shall not relieve the Indemnifier from liability) and the Indemnifier, Indemnified Person and any

      Related Person agree to consult in good faith as to the conduct of the defence of the relevant Claim.

11.8  Settlement

      The Indemnifier shall not, without the prior written consent of each
      Indemnified Person, settle or compromise, or consent to the entry of judgment with respect to, any pending or threatened Claim (irrespective of whether any Indemnified Person is an actual or potential defendant in, or target of, such Claim) unless such settlement, compromise or consent includes an unconditional release of each Indemnified Person and each of its Related Parties from all liability arising out of the matters which are the subject of such Claim. The Indemnifier shall not be liable to pay any amount under this Clause 19 (Indemnity by the Issuer, HSBC, Loan Note
      Issuer No.1 and the Receivables Trustee) to any Indemnified Person where the relevant Claim has been settled or compromised without its prior written consent (which shall not be unreasonably withheld).

11.9  Interpretation

      The terms "AFFILIATE" and "CONTROLLED" as used in this Clause 19
      (Indemnity by the Issuer, HSBC, Loan Note Issuer No.1 and the Receivables
      Trustee) have the meanings given to them by the Securities Act and the regulations thereunder.

12.   SELLING RESTRICTIONS

      Each of the parties hereto:

12.1  Schedule 1: represents, warrants and undertakes as set out in schedule 1
      (selling restrictions);

12.2  Subsequent changes: agrees that, for these purposes, schedule 1 (selling restrictions) shall be deemed to be modified to the extent (if at all)
      that any of the provisions set out in schedule 1 (selling restrictions)
      relating to any specific jurisdiction shall, as a result of change(s) in, or change(s) in official interpretation of, applicable laws and regulations after the date hereof, no longer be applicable;

12.3  Preliminary prospectus supplement/final terms; prospectus supplement/final terms; preliminary drawdown prospectus; drawdown prospectus: agrees that if:

      12.3.1 in the case of any Notes which are the subject of a Drawdown
             Prospectus, any of the provisions set out in Schedule 1 (Selling
             Restrictions) are modified and/or supplemented by provisions of the relevant Preliminary Drawdown Prospectus and Drawdown Prospectus;
             and

      12.3.2 in the case of any other Notes, any of the provisions set out in
             Schedule 1 (Selling Restrictions) are modified and/or supplemented by provisions of the relevant Preliminary Prospectus
             Supplement/Final Terms and Prospectus Supplement/Final Terms,

      then, in respect of the Issuer, the Relevant Dealers and those Notes only,
      Schedule 1 (Selling Restrictions) shall further be deemed to be modified and/or supplemented to the extent described in the relevant Preliminary
      Prospectus Supplement/Final Terms

      and Prospectus Supplement/Final Terms or, as the case may be, the
      Preliminary Drawdown Prospectus and Drawdown Prospectus; and

12.4  General: agrees that the provisions of clause 20.2 (subsequent changes)
      and clause 20.3 (preliminary prospectus supplement/final terms; prospectus supplement/final terms; preliminary drawdown prospectus; drawdown prospectus) shall be without prejudice to the obligations of the dealers contained in the paragraph headed "general" in schedule 1 (selling restrictions).

13.   AUTHORITY TO DISTRIBUTE DOCUMENTS

      The Issuer hereby authorises each of the Dealers on their behalf to provide or make available to actual and potential purchasers of Notes:

13.1  Documents: copies of the US Prospectus, the base prospectus, the terms of any preliminary prospectus supplement/final terms and prospectus supplement/final terms (or preliminary drawdown prospectus and drawdown prospectus, as the case may be), each pricing annex and any other documents entered into in relation to the programme;

13.2  Representations: information and representations wholly consistent with the US Prospectus, the base prospectus, each preliminary prospectus supplement/final terms and prospectus supplement/final terms (or preliminary drawdown prospectus and drawdown prospectus, if applicable), each pricing annex and any other documents entered into in relation to the programme; and

13.3  Other information: such other documents and additional information as the issuer shall supply to the dealers or approve for the dealers to use or such other information as is in the public domain.

14.   STATUS OF THE ARRANGER

      Each of the Dealers agrees that the Arranger has only acted in an administrative capacity to facilitate the establishment and/or maintenance of the Programme and has no responsibility to it for (a) the adequacy, accuracy, completeness or reasonableness of any representation, warranty, undertaking, agreement, statement or information in the US Prospectus, the
      Base Prospectus, any Preliminary Prospectus Supplement/Final Terms, any
      Prospectus Supplement/Final Terms, any Preliminary Drawdown Prospectus,
      any Drawdown Prospectus, this Agreement or any information provided in connection with the Programme or (b) the nature and suitability to it of all legal, tax and accounting matters and all documentation in connection with the Programme or any Notes.

15.   FEES AND EXPENSES

15.1  Issuer costs and expenses

      The Issuer is responsible for payment of the proper costs, charges and expenses:

      15.1.1  Professional advisers: of the legal, accountancy and other professional advisers instructed by the Issuer in connection with the establishment and maintenance of the Programme, the
              preparation of the Base Prospectus (and each (if any) Drawdown
              Prospectus), the relevant Prospectus Supplement/Final Terms, the relevant Pricing Annex or the issue and sale of

              any Notes or the compliance by the Issuer with its obligations hereunder or under any Relevant Agreement (including, without limitation, the provision of legal opinions and comfort letters as and when required by the terms of this Agreement or any Relevant
              Agreement);

      15.1.2  Dealer's advisers: of any legal and other professional advisers instructed by the Dealers in connection with the establishment and maintenance of the Programme;

      15.1.3  Legal Documentation: incurred in connection with the preparation and delivery of this Agreement, the Agency Agreement, the Trust
              Deed (and any Trust Deed Supplement, as applicable) and any
              Relevant Agreement and any other documents connected with the
              Programme or any Notes;

      15.1.4  Printing: of and incidental to the setting, proofing, printing and delivery of the US Prospectus, the Base Prospectus, any
              Preliminary Prospectus Supplement/Final Terms, any Prospectus
              Supplement/Final Terms, any Preliminary Drawdown Prospectus, any
              Drawdown Prospectus, each Pricing Annex and any Note Certificates
              (in global or definitive form) including inspection and
              authentication;

      15.1.5  Agents: of the other parties to the Agency Agreement;

      15.1.6  Admission to trading: incurred at any time in connection with the application for any Notes to be admitted to listing, trading and/or quotation by any listing authorities, stock exchanges and/or quotation systems and the maintenance of any such
              admission(s);

      15.1.7  SEC Filing: incurred at any time in connection with the filing of the Registration Statement, the US Prospectus and each US
              Prospectus Supplement with the SEC or any authority administering any state securities laws;

      15.1.8  Advertising: of any advertising agreed upon between the Issuer and the Arranger or the Mandated Dealer;

      15.1.9  Passporting: incurred in connection with passporting the Base
              Prospectus into another Member State of the European Union including, without limitation, the costs of any necessary
              translation; and

      15.1.10 Qualification of Notes: incurred by the Loan Note Issuer and/or the Receivables Trustee and which are reasonable, in connection with the Loan Note Issuer' or the Receivables Trustee's (as the
              case may be) undertaking pursuant to Clause 5.6.

15.2  Taxes

      All payments in respect of the obligations of the Issuer, HSBC, Loan Note
      Issuer No.1 the Receivable Trustee and the Dealers under this Agreement and each Relevant Agreement shall be made free and clear of, and without withholding or deduction for,

      any taxes, duties, assessments or governmental charges of whatsoever nature imposed, levied, collected, withheld or assessed by the relevant party's taxing jurisdiction, or any political subdivision or any authority thereof or therein having power to tax, unless such withholding or deduction is required by law.

15.3  Stamp Duties

      The Issuer shall pay all stamp, registration and other similar taxes
      (which shall not, for the avoidance of doubt, include VAT) and duties
      (including any interest and penalties thereon or in connection therewith)
      which may be payable upon or in connection with the establishment of the
      Programme, the issue or delivery of Notes and the entry into, execution and delivery of this Agreement, the Agency Agreement, the Trust Deed (and
      Trust Deed Supplement, as applicable), each Relevant Agreement and each
      Prospectus Supplement/Final Terms (or Drawdown Prospectus, as the case may
      be) and shall indemnify each Dealer against any claim, demand, action, liability, damages, cost, loss or expense (including, without limitation, legal fees) which it may incur or which may be made against it as a result or arising out of or in relation to any failure to pay or delay in paying any of the same.

15.4  Reimbursement of sums in respect of VAT

      Any reference in this Agreement or any Relevant Agreement to any fee, cost, loss, disbursement, expense or liability incurred by any party to such agreement:

      15.4.1  in respect of which such first party is to be reimbursed (or indemnified) by any other party; or

      15.4.2  the amount of which is to be taken into account in any calculation or computation,

      shall, save where the context otherwise requires, include a reference to
      VAT incurred (including, without limitation, under section 8 of VATA) by such first party in respect of such fee, cost, loss, disbursement, expense or liability, save for where the first party concerned is HSBC, in which case the reference to VAT is only to the extent that such first party is not entitled to obtain credit or repayment in respect of such VAT from HM
      Revenue & Customs or any other tax authority.

15.5  All sums exclusive of VAT

      All sums payable by one party to another under or pursuant to this
      Agreement shall be deemed to be exclusive of any VAT chargeable on any supply for which that sum is the consideration for VAT purposes.

15.6  Payment of VAT

      Where, under or pursuant to the terms of this Agreement, any party (the
      "SUPPLIER") makes a supply to another person (the "RECIPIENT") for VAT purposes and VAT is or becomes chargeable on such supply for which the
      Supplier is required to account to HM Revenue & Customs or another tax authority, the Recipient shall pay an additional amount to the Supplier equal to that VAT, provided that the Recipient has received a valid VAT invoice from the Supplier in respect of that supply.

16.   NOTICES

16.1  Addresses for notices

      All notices and communications hereunder or under any Relevant Agreement shall be made in writing and in English (by letter or fax) and shall be sent to the addressee at the address or fax number specified against its name in Schedule 4 (Notice and Contact Details) (or, in the case of a
      Dealer not originally party hereto, specified by notice to the Issuer and the other Dealers at or about the time of its appointment as a Dealer) and for the attention of the person or department therein specified (or as aforesaid) or, in any case, to such other address or fax number and for the attention of such other person or department as the addressee has by prior notice to the sender specified for the purpose.

16.2  Effectiveness

      Every notice or other communication sent in accordance with Clause 24.1
      (Addresses for notices) shall be effective as follows:

      16.2.1  Letter or fax: if sent by letter or fax, upon receipt by the addressee; and

      16.2.2  Telex: if sent by telex, upon receipt by the sender of the addressee's answerback at the end of transmission;

      provided, however, that any such notice or other communication which would otherwise take effect (a) on a day which is not a business day in the place of the addressee or (b) after 4.00 p.m. on any particular day shall not, in either case, take effect until 10.00 a.m. on the immediately succeeding business day in the place of the addressee.

17.   CHANGES IN DEALERS

17.1  Termination and appointment

      The Issuer may:

      17.1.1  Termination: by 30 days' notice in writing to any Dealer, terminate this Agreement in relation to such Dealer (but without prejudice to any rights or obligations accrued or incurred on or before the effective date of termination and in particular the validity of any Relevant Agreement); and/or

      17.1.2  New Dealer: nominate any institution as a new Dealer hereunder in respect of the Programme, in which event, upon the confirmation by such institution by way of a letter in the terms or substantially in the terms set out in Schedule 5 (Form of Dealer Accession
              Letter) or on any other terms acceptable to the Issuer and such institution, such institution shall become a party hereto with all the authority, rights, powers, duties and obligations of a Dealer as if originally named as a Dealer hereunder; and/or

      17.1.3  Dealer for a day: nominate any institution as a new Dealer hereunder only in relation to a particular Class or Sub-Class of
              Notes, in which event, upon the confirmation by such institution of a letter in the terms or substantially in the terms set out in
              Schedule 5 (Form of Dealer Accession Letter) or pursuant to an agreement in or substantially in the form of Schedule 3 (Pro
            Forma Subscription Agreement) or on any other terms acceptable to the Issuer and such institution, such institution shall become a party hereto with all the authority, rights, powers, duties and obligations of a Dealer as if originally named as a Dealer hereunder provided that:

            (a)   such authority, rights, powers, duties and obligations shall extend to the relevant Class or Sub-Class of Notes only; and

            (b)   following the issue of the Notes of the relevant Class or
                  Sub-Class of Notes, the relevant new Dealer shall have no
                  further authority, rights, powers, duties or obligations
                  except such as may have accrued or been incurred prior to, or in connection with, the issue of the relevant Class or
                  Sub-Class of Notes.

17.2  Resignation

      Any Dealer may, by 30 days' written notice to the Issuer, resign as a
      Dealer under this Agreement (but without prejudice to any rights or obligations accrued or incurred on or before the effective date of resignation and in particular the validity of any Relevant Agreement).

17.3  Notification

      The Issuer will notify existing Dealers appointed generally in respect of the Programme and the Paying Agents of any change in the identity of other
      Dealers appointed generally in respect of the Programme as soon as reasonably practicable thereafter.

18.   INCREASE IN AUTHORISED AMOUNT

18.1  Notice

      The Issuer may, from time to time, by giving at least 20 days' notice by letter in substantially the form set out in Schedule 6 (Form of Notice of
      Increase of Authorised Amount) to each of the Dealers, (with a copy to the
      Paying Agents), request that the Authorised Amount be increased and unless notice to the contrary is received by the Issuer no later than ten days after receipt by the Dealers of the letter referred to above, each Dealer will be deemed to have given its consent to the increase in the Authorised
      Amount.

18.2  Effectiveness

      Notwithstanding the provisions of Clause 26.1 (Notice), no increase shall be effective unless and until:

      18.2.1  Conditions precedent: each of the Dealers shall have received in form, number and substance satisfactory to each such Dealer, further and updated copies of the documents and confirmations described in Schedule 2 (Initial Conditions Precedent) (with such changes as may be relevant having regard to the circumstances at the time of the proposed increase) and such further documents and confirmations as may be requested by the Dealers including,

           without limitation, a supplement to the Base Prospectus, not later than ten days after receipt by the Dealers of the letter referred to in Clause 18.1 (Notice); and

      18.2.2  Compliance: the Issuer shall have complied with all legal and regulatory requirements necessary for the issuance of, and performance of obligations under, Notes up to such new Authorised
              Amount,

      and upon such increase taking effect, all references in this Agreement to the Programme and the Authorised Amount being in a certain principal amount shall be to the increased principal amount.

19.   ASSIGNMENT

19.1  Successors and assigns

      This Agreement shall be binding upon and shall inure for the benefit of the Issuer and the Dealers and their respective successors and permitted assigns.

19.2  Issuer

      The Issuer may not assign its rights or transfer its obligations, other than pursuant to the Trust Deed, under this Agreement or any Relevant
      Agreement, in whole or in part, without the prior written consent of each of the Dealers or, as the case may be, the Relevant Dealer(s) and any purported assignment or transfer without such consent shall be void.

19.3  Dealers

      No Dealer may assign any of its rights or delegate or transfer any of its obligations under this Agreement or any Relevant Agreement, in whole or in part, without the prior written consent of the Issuer and any purported assignment or transfer without such consent shall be void, except for an assignment and transfer of all of a Dealer's rights and obligations hereunder in whatever form such Dealer determines may be appropriate to a partnership, corporation, trust or other organisation in whatever form that may succeed to, or to which the Dealer transfers, all or substantially all of such Dealer's assets and business relevant to the performance of such Dealer's obligations under this Agreement or any
      Relevant Agreement and that assumes such obligations by contract, operation of law or otherwise. Upon any such transfer and assumption of obligations, such Dealer shall be relieved of, and fully discharged from, all obligations hereunder and any Relevant Agreement, whether such obligations arose before or after such transfer and assumption.

20.   CURRENCY INDEMNITY

20.1  Non-contractual currency

      Any amount received or recovered by a Dealer from the Issuer in a currency other than that in which the relevant payment is expressed to be due (the
      "CONTRACTUAL CURRENCY") as a result of, or of the enforcement of, a judgment or order of a court of any jurisdiction or otherwise in respect of any sum due to it from the Issuer in connection with this Agreement, shall only constitute a discharge to the Dealer to the extent of the amount in the Contractual Currency which such Dealer is able to purchase with the amount so received or recovered in that other currency on the date of that receipt or recovery (or, if it is not practicable to make that purchase on that date, on the first date on which it is practicable to do so).

20.2  Indemnities

      If any amount referred to in Clause 28.1 (Non-contractual currency)
      received or recovered by a Dealer is less than the amount in the
      Contractual Currency expressed to be due to such Dealer under this
      Agreement, the Issuer shall indemnify such Dealer against any loss sustained by such Dealer as a result. In any event, the Issuer shall indemnify such Dealer against any cost of making such purchase which is reasonably incurred.

20.3  Separate obligations

      The indemnities referred to in Clause 28.2 (Indemnities) constitute a separate and independent obligation from the Issuer's other obligations, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by any Dealer and shall continue in full force and effect despite any judgment, order, claim or proof for a liquidated amount in respect of any sum due in connection with this
      Agreement or any judgment or order. Any such loss aforesaid shall be deemed to constitute a loss suffered by the relevant Dealer and no proof or evidence of any actual loss will be required by the Issuer.

21.   LAW AND JURISDICTION

21.1  Governing law

      This Agreement and all matters arising from or connected with it are governed by, and shall be construed in accordance with, English law.

21.2  English courts

      The courts of England have exclusive jurisdiction to settle any dispute (a
      "DISPUTE"), arising from or connected with this Agreement (including a dispute regarding the existence, validity or termination of this
      Agreement) or the consequences of its nullity.

21.3  Appropriate forum

      The parties agree that the courts of England are the most appropriate and convenient courts to settle any Dispute and, accordingly, that they will not argue to the contrary.

21.4  Consent to enforcement etc.

      Each of the parties consents generally in respect of any Proceedings to the giving of any relief or the issue of any process in connection with such Proceedings including (without limitation) the making, enforcement or execution against any property whatsoever (irrespective of its use or intended use) of any order or judgment which is made or given in such
      Proceedings.

21.5  Waiver of immunity

      To the extent that any party hereto may in any jurisdiction claim for itself or its assets or revenues immunity from suit, execution, attachment
      (whether in aid of execution, before judgment or otherwise) or other legal process and to the extent that such immunity (whether or not claimed) may be attributed in any such jurisdiction to any

      party hereto or its respective assets or revenues, each party agrees not to claim and irrevocably waives such immunity to the full extent permitted by the laws of such jurisdiction.

22.   COUNTERPARTS

      This Agreement may be executed in any number of counterparts, each of which shall be deemed an original. Any party may enter into this Agreement by signing any such counterpart.

23.   RIGHTS OF THIRD PARTIES

      Without prejudice to the rights of any shareholder, officer, employee, agent or director to rely on Clauses 16 (Obligations as Corporate
      Obligations) and 17 (Non-Petition) hereof, a person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties)
      Act 1999 to enforce any term of this Agreement.

AS WITNESS the hands of the duly authorised representatives of the parties hereto the day and year first before written.

                                   SCHEDULE 1

                              SELLING RESTRICTIONS

1.     GENERAL

1.1    NO ACTION TO PERMIT PUBLIC OFFERING

       Each Dealer acknowledges that, other than with respect to the registration of the Notes with the SEC under the Securities Act and the admission of the Notes to listing, trading and/or quotation by the relevant Stock Exchanges, no action has been or will be taken in any jurisdiction by the Issuer that would permit a public offering of the
       Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for that purpose is required.

1.2    DEALERS' COMPLIANCE WITH APPLICABLE LAWS

       Each Dealer undertakes to the Issuer that it and its agents will comply with all applicable laws and regulations in each country or jurisdiction in which it purchases, offers, sells or delivers Notes or has in its possession or distributes such offering material, in all cases at its own expense.

2.     UNITED KINGDOM

       In relation to each Series of Notes, each Relevant Dealer represents, warrants and undertakes to the Issuer and each other Relevant Dealer (if any) that:

2.1    No deposit-taking: in relation to any Notes which have a maturity of less than one year:

       2.1.1  it is a person whose ordinary activities involve it in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of its business and:

       2.1.2  it has not offered or sold and will not offer or sell any Notes other than to persons:

              (a)    whose ordinary activities involve them in acquiring,
                     holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses; or

              (b)    who it is reasonable to expect will acquire, hold, manage
                     or dispose of investments (as principal or agent) for the
                     purposes of their businesses,

              where the issue of the Notes would otherwise constitute a
              contravention of Section 19 of the FSMA by the Issuer;

2.2    Financial promotion: it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of section 21 of the FSMA) received by it in connection with the issue or sale of any Notes in circumstances in which section 21(1) of the
       FSMA does not apply to the Issuer;

2.3    General compliance: it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to any Notes in, from or otherwise involving the United Kingdom.

                                   SCHEDULE 2

                          INITIAL CONDITIONS PRECEDENT

1.    CONSTITUTIVE DOCUMENTS

      A certified true copy of the memorandum and articles of association of the
      Issuer, HSBC, Loan Note Issuer No.1 and the Receivables Trustee.

2.    AUTHORISATIONS

      Certified true copies of all relevant resolutions and other authorisations required to be passed or given, and evidence of any other action required to be taken, on behalf of the Issuer, HSBC, the Receivables Trustee and
      Loan Note Issuer No.1 authorising the establishment of the Programme, the issue of Notes thereunder, the execution and delivery of the Dealer
      Agreement, the Agency Agreement, the Trust Deed (and Trust Deed
      Supplement, as applicable) and the Note Certificates and the performance of the Issuer's obligations thereunder and the appointment of the persons named in the lists referred to in paragraph 3 below.

3.    INCUMBENCY CERTIFICATES

      In respect of the Issuer, HSBC, the Receivables Trustee and Loan Note
      Issuer No.1 a list of the names, titles and specimen signatures of the persons authorised:

      (a)  to sign on its behalf the above mentioned documents;

      (b)  to enter into any Relevant Agreement with any Dealer(s);

      (c)  to sign on its behalf all notices and other documents to be delivered pursuant thereto or in connection therewith; and

      (d)  to take any other action on its behalf in relation to the Programme.

4.    CONSENTS

      A certified true copy of any necessary governmental, regulatory, tax, exchange control or other authorisations, approvals or consents.

5.    DEALER AGREEMENT

      The Dealer Agreement, duly executed.

6.    AGENCY AGREEMENT

      The Agency Agreement, duly executed or a conformed copy thereof.

7.    TRUST DEED (AND TRUST DEED SUPPLEMENT, AS APPLICABLE)

      The Trust Deed (and Trust Deed Supplement, as applicable), duly executed or a conformed copy thereof.

8.    BASE PROSPECTUS

      The Base Prospectus.

9.    CONFIRMATION OF ADMISSION TO TRADING

      Confirmation of the admission of the Programme to listing on the Official
      List of the UK Listing Authority and to trading on the London Stock
      Exchange subject only to the issue of Notes.

10.   LEGAL OPINIONS

      Legal opinions from lawyers in Jersey, Northern Ireland and Scotland and from Clifford Chance Limited Liability Partnership, London in
      substantially the form agreed to on or about the date of this Agreement.

11.   AUDITORS' COMFORT LETTERS

      The Comfort letters provided from auditors to the Issuer in respect of any financial disclosure under the Base Prospectus.

12.   MASTER GLOBAL NOTE CERTIFICATES

      Confirmation that on the relevant Issue Date, the Global Note
      Certificates, duly executed on behalf of the Issuer and authenticated by the Registrar in accordance with the Agency Agreement have been deposited with HSBC Issuer Services Common Depositary Nominee (UK) Limited as common depositary for Clearstream and Euroclear or HSBC Bank USA, National
      Association as custodian for DTC (as applicable), for credit on the relevant Issue Date to the accounts of Clearstream and Euroclear or DTC
      (as applicable) with such common depositary or custodian (as applicable), for credit to such accounts with Clearstream and Euroclear or DTC (as applicable) as the Arranger(s), on behalf of the Dealers, may direct.

                                   SCHEDULE 3
                        PRO FORMA SUBSCRIPTION AGREEMENT

CLIFFORD                                           LIMITED LIABILITY PARTNERSHIP
CHANCE

                      TURQUOISE CARD BACKED SECURITIES PLC

                                 $10,000,000,000
                  TURQUOISE FUNDING MEDIUM TERM NOTE PROGRAMME

                               [CURRENCY][AMOUNT]

                            SERIES [__] DUE [MATURITY]

                                   ----------

                             SUBSCRIPTION AGREEMENT

                                   ----------

THIS AGREEMENT is made on [date]

BETWEEN:

(1)    TURQUOISE CARD BACKED SECURITIES PLC, a public limited liability company incorporated in England and Wales with company number 5506646 and whose registered office is at c/o Wilmington Trust SP Services (London) Limited
       Tower 42 (Level 11), 25 Old Broad Street, London EC2N 1HQ (the "ISSUER");

(2)    HSBC BANK PLC, a public limited liability company incorporated in England and Wales (registered number 14259) having its registered office at 8
       Canada Square, London E14 5HQ ("HSBC");

(3)    TURQUOISE FUNDING 1 LIMITED, a private limited liability company incorporated in Jersey, Channel Islands, with registration number 92327 and having its registered office at 26 New Street, St Helier, Jersey, JE2
       3RA Channel Islands ("LOAN NOTE ISSUER NO.1");

(4)    TURQUOISE RECEIVABLES TRUSTEE LIMITED, a private limited company incorporated under the laws of Jersey, Channel Islands with company number 92324 and having its registered office at 26 New Street, St.
       Helier, Jersey, JE2 3RA Channel Islands ("RECEIVABLES TRUSTEE");

(5)    HSBC BANK PLC as the arranger (the "ARRANGER") and as a dealer (a
       "DEALER"); and

(6)    [___] (together the "DEALERS" which expression shall include any institution(s) appointed as a Dealer in accordance with Clause 16.1.2
       (New Dealer) or Clause 16.1.3 (Dealer for a Day), and save as specified herein, exclude any institutions(s) whose appointment as a Dealer has been terminated in accordance with Clause 16.1.1 (Termination) or which has resigned in accordance with Clause 16.2 (Resignation) PROVIDED THAT where any such institution has been appointed as Dealer in relation to a particular Class or Sub-Class of Notes of a Series (as defined below) the expression "Dealer" or "Dealers" shall only mean or include such institution in relation to such Class or Sub-Class).

       WHEREAS:

       (A)    The Issuer has established a medium term note programme (the
              "PROGRAMME") in connection with which it has entered into a dealer agreement dated 23 May 2006, as amended and restated on [__]
              October 2006 (the "DEALER AGREEMENT") between, inter alios, the
              Issuer, the Receivables Trustee, Loan Note Issuer No.1 and HSBC.

       (B)    Pursuant to the Dealer Agreement, the Issuer is entitled to issue
              Notes (as defined in the Dealer Agreement) under the Programme to institutions who become Dealers in relation to a particular Class or Sub-Class of Notes only. Each of the Dealers is either a Dealer in relation to the Programme or has agreed to become a Dealer in relation to the Notes (as defined below) pursuant to the
              provisions of this Agreement.

       (C)    The Issuer proposes to issue [description of Notes] Notes due
              [maturity date] (the "NOTES") and the Dealers wish to subscribe for such Notes.

IT IS AGREED as follows:

1.   INTERPRETATION

1.1  RELEVANT AGREEMENT

     This Agreement is a "RELEVANT AGREEMENT" as that term is defined in the
     Dealer Agreement and each of the Dealers is a Dealer on the terms set out in the Dealer Agreement, save as expressly modified herein. This Agreement is supplemental to, and should be read and construed in conjunction with, the Dealer Agreement. For the avoidance of doubt Clauses 7 (Obligations as
     Corporate Obligations) and 8 (Non-Petition) of the Dealer Agreement shall apply to this Agreement mutatis mutandis and shall be deemed to be incorporated herein.

1.2  THE NOTES

     The Notes are issued under the Programme and accordingly are Notes as defined in and for the purposes of the Dealer Agreement, the Agency
     Agreement, the Trust Deed and the relevant Trust Deed Supplement.

1.3  DEFINED TERMS AND CONSTRUCTION

     All terms and expressions which have defined meanings in the Dealer
     Agreement shall have the same meanings in this Agreement except where the context requires otherwise or unless otherwise stated. In the event of any conflict or inconsistency between the provisions of this Agreement and the
     Dealer Agreement, the provisions of this Agreement shall apply. The provisions of Clauses 1.2 (Clauses and Schedules) to 1.5 (Headings) of the
     Dealer Agreement shall apply to this Agreement mutatis mutandis. In addition, for the purposes of this Subscription Agreement, "APPLICABLE
     TIME" shall mean [time] on [day] [month], [year] and "DISCLOSURE PACKAGE"
     shall mean the following documents: [___].

2.   NEW DEALER(S)

2.1  APPOINTMENT

     It is agreed that each of [____], [____] and [____] (for the purposes of this Clause 2, a "NEW DEALER") shall become a Dealer upon the terms of the Dealer Agreement with all the authority, rights, powers, duties and obligations of a Dealer as if originally named as a Dealer under the Dealer Agreement provided that:

     2.1.1  Notes only: such authority, rights, powers, duties and obligations shall extend to the Notes only; and

     2.1.2  Termination: following the issue of the Notes, each New Dealer shall have no further authority, rights, powers, duties or obligations except such as may have accrued or been incurred prior to, or in connection with, the issue of the Notes.

2.2  CONDITIONS PRECEDENT DOCUMENTS

     Each New Dealer confirms that it has received sufficient copies of such of the conditions precedent documents and confirmations listed in Schedule 2
     (Initial Conditions Precedent) to the Dealer Agreement as it has requested, that these have

     been found satisfactory to it and that the delivery of any of the other documents or confirmations listed in Schedule 2 (Initial Conditions
     Precedent) to the Dealer Agreement is not required.

3.   ISSUE OF THE NOTES

3.1  [US PROSPECTUS] [PROSPECTUS SUPPLEMENT/FINAL TERMS][DRAWDOWN PROSPECTUS]

     The Issuer confirms that it has approved a [US Prospectus] [Prospectus
     Supplement/Final Terms][Drawdown Prospectus] (the "[US PROSPECTUS]
     [PROSPECTUS SUPPLEMENT/FINAL TERMS] [DRAWDOWN PROSPECTUS]") dated [date] in connection with the issue of the Notes and confirms that the [US
     Prospectus] [Prospectus Supplement/Final Terms][Drawdown Prospectus] is an
     authorised document for the purposes of Clause 12 (Authority to Distribute
     Documents) of the Dealer Agreement.

3.2  UNDERTAKING TO ISSUE

     The Issuer undertakes to the Dealers that, subject to and in accordance with the provisions of this Agreement, the Notes will be issued on [date]
     (the "ISSUE DATE"), in accordance with this Agreement and the Agency
     Agreement.

3.3  UNDERTAKING TO SUBSCRIBE

     The Dealers undertake to the Issuer that, subject to and in accordance with the provisions of this Agreement, they will subscribe and pay for the Notes on the Issue Date at [figure] per cent. of the aggregate principal amount of the Notes (the "ISSUE PRICE") [plus (if the Issue Date is postponed in accordance with Clause 5.2 (Postponed closing)) any accrued interest in respect thereof]. The obligations of the Dealers under this sub-clause are joint and several.

3.4  [FIXED PRICE RE-OFFERING

     Each Dealer represents, warrants and agrees that, prior to being notified by the Lead Dealer that the Notes are free to trade, it has not offered or sold and will not offer or sell (and has procured and will procure that none of its subsidiaries or affiliates offers or sells) any Notes at a price less than the offered price set by the Lead Dealer.]

3.5 [AGREEMENT AMONG DEALERS

     The execution of this Agreement on behalf of all parties hereto will constitute acceptance by each Dealer of the IPMA Agreement Among Dealers
     Version 1 subject to any amendment notified to such Dealer in writing at any time prior to the earlier of the receipt by the Arranger of the document appointing such Dealer's authorised signatory and its execution of this Agreement.]

3.6  [ADDITIONAL SELLING RESTRICTIONS

     The Dealers undertake to the Issuer that they will comply with the provisions of Appendix 1 (Additional Selling Restrictions).]

4.   FEES AND EXPENSES

4.1  In consideration of the agreement by the Dealers to subscribe for the
     Notes as aforesaid, the Issuer shall, on the Issue Date pay to the
     Dealers, by way of set-off against the Issue Price of the Notes a combined management, underwriting and selling commission of

      [__] per cent. (the "COMBINED MANAGEMENT, UNDERWRITING AND SELLING
      COMMISSION ) of the aggregate principal amount of the Notes.

4.2   Subject to receipt of proper invoices therefor addressed to the Issuer, the Issuer will pay or arrange for payment of (to the extent such sums are due and it is liable therefor) those cost, fees and expenses contemplated in Clauses 14.1 and 14.3 of the Dealer Agreement.

4.3   In the event that the closing of the issuance of the Notes does not take place pursuant to Clause 5 (Closing), the Issuer shall be obliged to pay all costs and expenses of the Dealers expressed hereunder to be paid by the Issuer on the Issue Date on demand following the date of postponement to the extent agreed that such amounts have been incurred prior to the
      Issue Date (but excluding therefrom, for the avoidance of doubt, the amounts payable under Clause 4.1).

4.4   All payments in respect of the Issuer's, HSBC's, Loan Note Issuer No.1's, the Receivables Trustee's and the Dealers' obligations hereunder shall be made free and clear of, and without withholding or deduction for, any taxes, duties, assessments or governmental charges of whatsoever nature imposed, levied, collected, withheld or assessed by the United Kingdom or any political subdivision or any authority thereof or therein having power to tax, unless such withholding or deduction is required by law.

4.5   All sums payable by one party to another under or pursuant to this
      Agreement shall be deemed to be exclusive of any VAT chargeable on any supply for which that sum is the consideration for VAT purposes.

4.6   Where, under or pursuant to the terms of this Agreement, any party (the
      "SUPPLIER") makes a supply to another person (the "RECIPIENT") for VAT purposes and VAT is or becomes chargeable on such supply for which the
      Supplier is required to account to HM Revenue & Customs or another tax authority, the Recipient shall pay an additional amount to the Supplier equal to that VAT, provided that the Recipient has received a valid VAT invoice from the Supplier in respect of that supply.

5.    CLOSING

5.1   CLOSING

     Subject to Clause 5.3 (Conditions precedent), the closing of the issuance of the Notes shall take place on the Issue Date, whereupon:

      5.1.1 Delivery of Global Note Certificates: the Issuer shall deliver the
            Global Note Certificates, duly executed on behalf of the Issuer and authenticated by the Registrar in accordance with the Agency
            Agreement, to [__] as [common depositary designated for the purpose by Euroclear and Clearstream] [and/or [__] as custodian for DTC] for credit on the Issue Date to the accounts of [Euroclear and
            Clearstream] [and/or DTC] with such common depositary [and/or custodian]; and

      5.1.2 Payment of net issue proceeds: against such delivery, the Dealers shall procure the payment of the net proceeds of the issue of the
            Notes (namely the Issue Price

            less the fees and expenses that are to be deducted pursuant to
            Clause 4 (Fees and Expenses)) to the Issuer by credit transfer in the currency of the Notes in immediately available funds to such account as the Issuer has designated to the Dealer.

5.2   POSTPONED CLOSING

      The Issuer, HSBC, Loan Note Issuer No.1, the Receivables Trustee and the
      Dealers may agree to postpone the Issue Date to another date not later than 14 days after the Issue Date, whereupon all references herein to the
      Issue Date shall be construed as being to that later date.

5.3   CONDITIONS PRECEDENT

      The Dealers shall only be under an obligation to subscribe and pay for the
      Notes if the conditions precedent set out in Clause 3.1 (Conditions precedent to first issue of Notes) and Clause 3.2 (Conditions precedent to any issue of Notes) of the Dealer Agreement have been satisfied including, without prejudice to the foregoing, the receipt by the Dealers on the
      [Issue Date]/[last day preceding the Issue Date on which banks are open for general business and on which dealings in foreign currency may be carried on in London (the "PRE-CLOSING DATE")] of the following:

5.3.1 legal opinions dated the Issue Date:

      (1)   addressed to the Dealers, the Note Trustee, the Issuer, HSBC, Loan
            Note Issuer No.1 and the Receivables Trustee from Clifford Chance
            Limited Liability Partnership; and

      (2)   addressed to the Dealers, the Note Trustee, the Issuer, HSBC, Loan
            Note Issuer No.1 and the Receivables Trustee from (1) Bedell
            Cristin, Jersey counsel, (2) Maclay Murray and Spens, Scottish counsel and (3) Tughans, Northern Irish counsel,

            each in substantially agreed form;

5.3.2 closing certificates dated the Issue Date, addressed to the Dealers and signed by a director or other duly authorised person on behalf of each of the Issuer, HSBC, Loan Note Issuer No.1 and the Receivables Trustee, as
      appropriate, each such certificate being in substantially agreed form;

5.3.3 an incumbency certificate addressed to the Dealers and signed by a director or other duly authorised person on behalf of the Issuer, such certificate being in substantially agreed form;

5.3.4 a signing comfort letter dated the date of this Agreement (in respect of the Disclosure Package as of the Applicable Time) and [other than for
      Series 2006-1] a closing comfort letter (in respect of the Final Offering
      Document as of its date and as of the Closing Date) dated the Issue Date in relation to the Issuer and the Loan Note Issuer No.1 addressed, inter alios, to the Dealers from [auditor/accountant], each such letter being in substantially a form agreed by the Dealers and HSBC;

5.3.5 [confirmation from each of the Rating Agencies of the rating of the Notes contemplated by the Relevant Agreement];

5.3.6 [a DTC Letter of Representations].

6.    SURVIVAL

      The provisions of this Agreement shall continue in full force and effect notwithstanding the completion of the arrangements set out herein for the issue of the Notes and regardless of any investigation by any party hereto.

7.    TIME

      Any date or period specified herein may be postponed or extended by mutual agreement among the parties but, as regards any date or period originally fixed or so postponed or extended, time shall be of the essence.

8.    NOTICES

      Any notification hereunder to the Issuer shall be made in accordance with the provisions of Clause 15 (Notices) of the Dealer Agreement and, in the
      case of notification to the Dealers, shall be to the Dealers by telex or fax or in writing at:

        [_________________]
        Telex:            [__]
        Fax:              [__]
        Attention:        [__]

9.   GOVERNING LAW AND JURISDICTION

     This Agreement is governed by, and shall be construed in accordance with,
     English law. The provisions of Clause 20 (Law and Jurisdiction) of the
     Dealer Agreement shall be deemed to be incorporated by reference into this
     Agreement mutatis mutandis.

10.  COUNTERPARTS

     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original. Any party may enter into this Agreement by signing any such counterpart.

11.  RIGHTS OF THIRD PARTIES

     Without prejudice to the rights of any shareholder, officer, employee, agent or director to rely on Clauses 7 (Obligations as Corporate
     Obligations) and 8 (Non-Petition) of the Dealer Agreement incorporated herein by virtue of Clause 1.1 of this Agreement, a person who is not a party to this Agreement has no right under the Contracts (Rights of Third
     Parties) Act 1999 to enforce any term of this Agreement.

                                   [APPENDIX 1
                        ADDITIONAL SELLING RESTRICTIONS]

[If relevant]

AS WITNESS the hands of the duly authorised representatives of the parties hereto the day and year first before written.

The Issuer

TURQUOISE CARD BACKED SECURITIES PLC

By:
    ---------------------------------

HSBC

HSBC BANK PLC

By:
    ---------------------------------

Loan Note Issuer No.1

TURQUOISE FUNDING 1 LIMITED

By:
    ---------------------------------

The Receivables Trustee

TURQUOISE RECEIVABLES TRUSTEE LIMITED

By:
    ---------------------------------

The Arranger

HSBC BANK PLC

By:
    ---------------------------------

The Dealers
[___]

By:
    ---------------------------------

                                   SCHEDULE 4
                           NOTICE AND CONTACT DETAILS

THE ISSUER

TURQUOISE CARD BACKED SECURITIES PLC

Address:   c/o Wilmington Trust SP Services (London) Limited
           Tower 42 (Level 11),
           25 Old Broad Street,
           London EC2N 1HQ

Tel:       +44 (0) 20 7614 1111
Fax:       +44 (0) 20 7614 1122
Attention: The Directors

HSBC

HSBC BANK PLC

Address:   8 Canada Square
           London E14 5HQ

Tel:       +44 (0) 20 7991 8888
Fax:       +44 (0) 20 7991 4663
Attention: HSBC Card Services

LOAN NOTE ISSUER NO.1

TURQUOISE FUNDING 1 LIMITED

Address:   26 New Street,
           St Helier,
           Jersey, JE2 3RA
           Channel Islands

Tel:       + 44 (0) 1534 814 814
Fax:       + 44 (0) 1534 814 815
Attention: Directors

THE RECEIVABLES TRUSTEE

TURQUOISE RECEIVABLES TRUSTEE LIMITED

Address:   26 New Street,
           St Helier,
           Jersey, JE2 3RA
           Channel Islands

Tel:       + 44 (0) 1534 814 814
Fax:       + 44 (0) 1534 814 815
Attention: Directors

DEALER

HSBC BANK PLC

Address:   8 Canada Square
           London E14 5HQ

Tel:       +44 (0)20 7991 8888
Fax:       +44 (0)20 7992 4973
Attention: Transaction Development

                                   SCHEDULE 5

                         FORM OF DEALER ACCESSION LETTER

[New Dealer]
[Address]

Dear Sirs

TURQUOISE CARD BACKED SECURITIES PLC
c/o Wilmington Trust SP Services (London) Limited
Tower 42 (Level 11),
25 Old Broad Street,
London EC2N 1HQ

[CURRENCY][AMOUNT]
TURQUOISE FUNDING MEDIUM TERM NOTE PROGRAMME

We refer to our Turquoise Funding Medium Term Note Programme (the "PROGRAMME")
for the issuance of notes, in connection with which we have entered into a dealer agreement [dated [date]] (the "DEALER AGREEMENT") between, inter alios, ourselves, the Receivables Trustee, the Loan Note Issuer No.1 and HSBC. All
terms and expressions which have defined meanings in the Dealer Agreement shall have the same meanings in this letter except where the context requires otherwise or unless otherwise stated.

We have pleasure in inviting you to become a Dealer upon the terms of the Dealer
Agreement [but only in respect of [specify Class or Sub-Class of Notes (the
"NOTES")]], a copy of which has been supplied to you by us.

We are enclosing such copies of the conditions precedent as set out in Schedule
2 (Initial Conditions Precedent) to the Dealer Agreement as you have requested together with copies of any updates or supplements thereto as have been delivered to the existing Dealers.

Please return a copy of this letter to us signed by an authorised signatory whereupon you will become a Dealer for the purposes [Clause 17.1.2 (New
Dealer)/Clause 17.1.3 (Dealer for a Day)] of the Dealer Agreement with [,subject as hereinafter provided,] all the authority, rights, powers, duties and obligations of a Dealer under the Dealer Agreement [except that, following the issue of the Notes, you shall have no further authority, rights, powers, duties or obligations except such as may have accrued or been incurred prior to, or in connection with, the issue of the Notes].

This letter is governed by, and shall be construed in accordance with, English law. The provisions of Clause 21 (Law and Jurisdiction) of the Dealer Agreement
shall apply to this letter as if set out herein in full.

Yours faithfully

TURQUOISE CARD BACKED SECURITIES PLC

c/o Wilmington Trust SP Services (London) Limited
Tower 42 (Level 11),
25 Old Broad Street,
London EC2N 1HQ

By:
    ------------------------------------

CONFIRMATION

We hereby accept our appointment as a Dealer under the Dealer Agreement upon the terms of this letter [but only in respect of [specify Class or Sub-Class of
Notes]].

We confirm that we are in receipt of all the documents which we have requested and have found them to be satisfactory.

For the purposes of the Dealer Agreement our communication details are as set out below.

[NEW DEALER]

By:
    ------------------------------------

Date:

Address:     [__]
[Telex:      [number and answerback]]
Fax:         + [number]
Attention:   [name or department]

     [copies to:

     (i)  all existing Dealers who have been appointed in respect of the
          Programme generally;

     (ii) the existing Paying Agents]

                                   SCHEDULE 6

                 FORM OF NOTICE OF INCREASE OF AUTHORISED AMOUNT

To: [list all current Dealers appointed in
    respect of the Programme generally, and each of the
    Paying Agents]

Dear Sirs

TURQUOISE CARD BACKED SECURITIES PLC
c/o Wilmington Trust SP Services (London) Limited
Tower 42 (Level 11),
25 Old Broad Street,
London EC2N 1HQ

[CURRENCY][AMOUNT]
TURQUOISE FUNDING MEDIUM TERM NOTE PROGRAMME

We refer to our Turquoise Funding Medium Term Note Programme (the "PROGRAMME")
for the issuance of notes, in connection with which we have entered into a dealer agreement [dated [date]] (the "DEALER AGREEMENT") between, inter alios, ourselves, the Receivables Trustee, the Loan Note Issuer No.1 and HSBC. All
terms and expressions which have defined meanings in the Dealer Agreement shall have the same meanings in this letter except where the context requires otherwise or unless otherwise stated.

Pursuant to Clause 18 (Increase in Authorised Amount) of the Dealer Agreement,
we hereby request that the Authorised Amount of the Programme be increased from
[currency] [amount] to [currency] [amount] with effect from [date] or such later date upon which the requirements of Clause 18.2 (Effectiveness) of the Dealer
Agreement shall be fulfilled, subject always to the provisions of Clause 18.2
(Effectiveness) of the Dealer Agreement.

Unless we receive notice to the contrary from you no later than ten days after your receipt of this letter, you will (subject to our compliance with all matters contemplated in Clause 18.2 (Effectiveness) of the Dealer Agreement) be
deemed to have consented to the increase in the Authorised Amount.

From the date upon which the increase in the Authorised Amount becomes effective, all references in the Dealer Agreement to the Programme and the
Authorised Amount being in a certain principal amount shall be to the increased principal amount as specified herein.

This letter is governed by, and shall be construed in accordance with, English law. The provisions of Clause 21 (Law and Jurisdiction) of the Dealer Agreement
shall apply to this letter as if set out herein in full.

Yours faithfully,

                                   SCHEDULE 7

                              FORM OF PRICING ANNEX

                                  PRICING ANNEX

The Issuer proposes to issue and sell Series 200[_]-[_], Class A Notes, Series
200[_]-[_], Class B Notes and Series 200[_]-[_], Class C Notes under the
$10,000,000,000 Turquoise Funding Medium Term Note Programme pursuant to the
Base Prospectus dated [__] October 2006 2006, as supplemented by the Prospectus
Supplement/Final Terms dated [__].

ISSUER                          TURQUOISE CARD BACKED SECURITIES PLC

The Issuer proposes to issue:   Class A Notes                     Class B Notes                     Class C Notes

Principal Amount :              [$][(euro)][(pound)] [_],000,000  [$][(euro)][(pound)] [_],000,000  [$][(euro)][(pound)] [_],000,000

Interest Rate:                  [_]% per annum plus [_] rate of   [_]% per annum plus [_] rate of   [_]% per annum plus [_] rate of
                                relevant Interest Period          relevant Interest Period          relevant Interest Period

Interest Payment Dates:         During the Revolving Period and   During the Revolving Period and   During the Revolving Period and
                                the Controlled Accumulation       the Controlled Accumulation       the Controlled Accumulation
                                Period prior to the Scheduled     Period prior to the Scheduled     Period prior to the Scheduled
                                Redemption Date, the [_] day of   Redemption Date, the [_] day of   Redemption Date, the [_] day of
                                [_], [_], [_] and [_], beginning  [_], [_], [_] and [_], beginning  [_], [_], [_] and [_], beginning
                                [_] and during any Amortisation   [_] and during any Amortisation   [_] and during any Amortisation
                                Period the [_] day of each        Period the [_] day of each        Period the [_] day of each
                                month, in each case subject to    month, in each case subject to    month, in each case subject to
                                adjustment for non-Business Days  adjustment for non-Business Days  adjustment for non-Business Days

Scheduled Redemption Date:      [_______], 20[__]                 [_______], 20[__]                 [_______], 20[__]

Final Redemption Date:          [_______], 20[__]                 [_______], 20[__]                 [_______], 20[__]

Price to public:                [$][(euro)][(pound)] [_],000,000  [$][(euro)][(pound)] [_],000,000  [$][(euro)][(pound)] [_],
                                (or [__]%)                        (or [__]%)                        000,000 (or [__]%)

Underwriting discount:          [$][(euro)][(pound)][_],000,000   [$][(euro)][(pound)][__],000,000  [$][(euro)][(pound)][_],
                                (or [__]%)                        (or [__]%)                        000,000 (or [__]%)

Proceeds to Sponsor:            [$][(euro)][(pound)][__],000,000  [$][(euro)][(pound)][__],000,000  [$][(euro)][(pound)][_],
                                (or [__]%)                        (or [__]%)                        000,000 (or [__]%)

ISSUER                          TURQUOISE CARD BACKED SECURITIES PLC

Initial Principal Balance:      [$][(euro)][(pound)] [_]          [$][(euro)][(pound)] [_]          [$][(euro)][(pound)] [_]

$ Equivalent Initial Principal  [$]                               [$]                               [$]
Balance:

% of Total Principal Balance:   [_]                               [_]                               [_]

Anticipated Rating:             [_]                               [_]                               [_]

Rating Agencies:                [_]                               [_]                               [_]

Issue Date:                     [_]                               [_]                               [_]

Issue Price:                    [_]                               [_]                               [_]

Net Proceeds:                   [_]                               [_]                               [_]

Specified Currency:             [_]                               [_]                               [_]

Minimum Denomination:           [_]                               [_]                               [_]

Specified Denomination(s):      [_]                               [_]                               [_]

Fixed or Floating Designation:  [_]                               [_]                               [_]
Series Scheduled Redemption     [_]                               [_]                               [_]
Date:

Final Redemption Date:          [_]                               [_]                               [_]

Credit Enhancement (if any):    [_]                               [_]                               [_]

Initial Rate (if applicable):   [_]                               [_]                               [_]

Margin:                         [_]                               [_]                               [_]
[LIBOR/EURIBOR]                 [_]                               [_]                               [_]

Day Count Fraction(s):          [_]                               [_]                               [_]

Interest Commencement Date:     [_]                               [_]                               [_]

Floating Rate Commencement      [_]                               [_]                               [_]

Date (if applicable):

Interest Payment Dates:         [_]                               [_]                               [_]

First Interest Payment Date:    [_]                               [_]                               [_]

ISSUER                          TURQUOISE CARD BACKED SECURITIES PLC

Interest Rate Calculations:     [_]                               [_]                               [_]

Listing:                        [_]                               [_]                               [_]

Additional Business Centre:     [_]                               [_]                               [_]

Additional Financial Centre:    [_]                               [_]                               [_]

Additional Interest Margin:     [_]                               [_]                               [_]

Expenses Loan Amount:           [_]                               [_]                               [_]

Additional Details of related   [_]                               [_]                               [_]
Swap Agreement (if any):

Subordination:                  [_]                               [_]                               [_]

Clearing and Settlement:        [_]                               [_]                               [_]

Business Day Convention:        [_]                               [_]                               [_]

Estimated total expenses        [_]                               [_]                               [_]
related to admission to
trading:

                           LOAN NOTE SUPPORTING SERIES

Designation for the purposes              Series 200[_]-[_]
of the Security Trust Deed:
Issuance Date:                           [__]   [__]   [__]
Initial Principal Amount:                [__]   [__]   [__]
Loan Note First Interest Payment Date:   [__]   [__]   [__]
Loan Note Interest Payment Date:         [__]   [__]   [__]
Loan Note Interest Period:               [__]   [__]   [__]
Required Reserve Amount:                 [__]   [__]   [__]
Series Scheduled Redemption Date:        [__]   [__]   [__]
Series Termination Date:                 [__]   [__]   [__]
Additional Early Redemption Events:      [__]   [__]   [__]
Listing:                                 [__]   [__]   [__]
Initial Investor Interest:               [__]   [__]   [__]
Class A Initial Investor Interest:       [__]   [__]   [__]
Class B Initial Investor Interest:       [__]   [__]   [__]
Class C Initial Investor Interest:       [__]   [__]   [__]

                  SERIES INVESTOR INTEREST SUPPORTING LOAN NOTE

Designation for the purposes                        Series 200[__]-[__]
of the Receivables Trust Deed Supplement:
Issuance Date:                                     [__]   [__]     [__]
Initial Principal Amount:                          [__]   [__]     [__]
First Payment Date:                                [__]   [__]     [__]
Class A LN Rate:                                   [__]   [__]     [__]
Class B LN Rate:                                   [__]   [__]     [__]
Class C LN Rate:                                   [__]   [__]     [__]
Series Scheduled Redemption Date:                  [__]   [__]     [__]
Controlled Deposit Amount:                         [__]   [__]     [__]
Series Termination Date:                           [__]   [__]     [__]
Additional Early Redemption Events:                [__]   [__]     [__]
Series Initial Investor Interest:                  [__]   [__]     [__]
Controlled Accumulation Period Commencement Date:  [__]   [__]     [__]

                            SPREAD ACCOUNT PERCENTAGE

QUARTERLY
PERCENTAGE EXCESS SPREAD                                       SPREAD ACCOUNT PERCENTAGE
------------------------                                       -------------------------

on a given date is:                                            on same date will be:
                o          above [__] per cent.                 [__] per cent.
                o          above [__] per cent. but equal to    [__] per cent.
                           or below [__] per cent.
                o          above [__] per cent. but equal to    [__] per cent.
                           or below [__] per cent
                o          above [__] per cent. but equal to    [__] per cent.
                           or below [__] per cent.
                o          above [__] per cent. but equal to    [__] per cent.
                           or below [__] per cent.
                o          above [__] per cent. but equal to    [__] per cent.
                           or below [__] per cent.
                o          equal to or below [__] per cent.     [__] per cent.

[Supplemental information relating to additional Dealers and relevant disclosure]

[Supplemental information relating to plan of distribution]

Dealers                                             Aggregate Amount
----------------------                              ----------------

[__]                      [__]      [__]      [__]
[__]                      [__]      [__]      [__]
Total:                                                $___________
Net Proceeds:            [$][__]   [$][__]   [$][__]

Dealer Concession:       Not in excess of [__]% of the Principal Amount of these
                         Series 200[__]-[__]

Gross Proceeds:          Notes

Estimate of Total Fees
and Commissions:

[Supplemental information for Disclosure Package]

                                   SCHEDULE 8

                     DRAFT PROSPECTUS SUPPLEMENT/FINAL TERMS

                                   SCHEDULE 9

                              DRAFT BASE PROSPECTUS

                                   SIGNATURES

The Issuer

TURQUOISE CARD BACKED SECURITIES PLC

By:
    ---------------------------------

HSBC

HSBC BANK PLC

By:
    ---------------------------------

Loan Note Issuer No.1

TURQUOISE FUNDING 1 LIMITED

By:
    ---------------------------------

The Receivables Trustee

TURQUOISE RECEIVABLES TRUSTEE LIMITED

By:
    ---------------------------------

The Arranger and a Dealer

HSBC BANK PLC

By:
    ---------------------------------

                                 EXECUTION PAGE

RECEIVABLES TRUSTEE

EXECUTED as a Deed by                       )
TURQUOISE RECEIVABLES                       )
TRUSTEE LIMITED                             )
                                            )

HSBC

EXECUTED as a Deed                          )
                                            )
By DOMINIC SWAN                             )
acting as attorney                          )
for and on behalf of                        )
HSBC BANK PLC                               )
in the presence of:                         )

Signature of witness:
Name of witness:
Address:
Occupation:

LOAN NOTE ISSUER No.1

EXECUTED as a Deed by                       )
TURQUOISE FUNDING                           )
1 LIMITED                                   )
                                            )

ISSUER

EXECUTED as a Deed by                       )
TURQUOISE CARD BACKED                       )
SECURITIES PLC                              )

ARRANGER AND DEALER

EXECUTED as a Deed                          )
                                            )
By MICHAEL DEWHURST                         )
acting as attorney                          )
for and on behalf of                        )
HSBC BANK PLC                               )
in the presence of:                         )

Signature of witness:
Name of witness:
Address:
Occupation: